                            SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Co-Registrants [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Composite Bond & Stock Fund, Inc.
         Composite Equity Series, Inc. (Composite Growth & Income Fund)
                         Composite Northwest Fund, Inc.
                          Composite Income Fund, Inc.
                   Composite U.S. Government Securities, Inc.
                      Composite Tax-Exempt Bond Fund, Inc.
           Composite Cash Management Company - Money Market Portfolio
            Composite Cash Management Company - Tax-Exempt Portfolio

            (Names of Co-Registrants as Specified In Their Charters)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1.  Title of each class of securities to which transaction applies:

     ...........................................................................

 2.  Aggregate number of securities to which transaction applies:

     ...........................................................................

 3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act

     Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ...........................................................................

 4.  Proposed maximum aggregate value of transaction:

     ...........................................................................

 5.  Total fee paid:

     ...........................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1.  Amount Previously Paid:

     ...........................................................................

 2.  Form, Schedule or Registration Statement No.:

     ...........................................................................

 3.  Filing Party:

     ...........................................................................

 4.  Date Filed:

     ...........................................................................



Notes:

                            COMPOSITE GROUP OF FUNDS


                       Composite Bond & Stock Fund, Inc.
                         Composite Growth & Income Fund
                         Composite Northwest Fund, Inc.
                          Composite Income Fund, Inc.
                   Composite U.S. Government Securities, Inc.
                      Composite Tax-Exempt Bond Fund, Inc.
           Composite Cash Management Company - Money Market Portfolio
            Composite Cash Management Company - Tax-Exempt Portfolio


                        601 West Main Avenue, Suite 300
                         Spokane, Washington 99201-0613
                            Telephone (509) 353-3550
                            Toll free (800) 543-8072


                                   Notice of
                     Joint Special Meeting of Shareholders
                          to be Held December __, 1997


     A Joint Special Meeting of Shareholders (the "Meeting") of each of the Composite funds listed above (the "Funds") will be held at _______________________ on December ___, 1997 at __________ p.m. (Pacific time)
to consider and take action on the following proposals (the "Proposals"):

     1. Reorganization as a Massachusetts Business Trust. To approve the reorganization of each Fund (a "Reorganization") from a separate Washington corporation (or a series thereof in the case of Composite Cash Management Company) into a separate, corresponding series (a "New Fund") of a single, multi-series Massachusetts business trust (the "Trust") pursuant to an Agreement and Plan of Reorganization of the Fund providing for, and the authorization of certain related actions involving, the following:

          (a) The transfer of all of the assets of the Fund to the corresponding New Fund, in exchange for shares of the corresponding New Fund and the assumption by the corresponding New Fund of all of the liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund; and

          (b) The temporary amendment of the existing fundamental investment restrictions of the Fund, and the taking of any other actions by the Fund, to the extent necessary to complete the transactions contemplated in connection with the Fund's Reorganization. (To be voted upon by the shareholders of each Fund, voting separately by Fund and as a single class)

     2. Election of Directors. To elect the Board of Directors of each Fund. (To be voted upon by the shareholders of each Fund, voting separately by Fund and as a single class)

     3. Election of Trustees. To authorize each Fund, as the sole holder of the outstanding shares of the corresponding New Fund prior to the Fund's Reorganization, to elect the Board of Trustees of the Trust. (To be voted upon by the shareholders of each Fund, voting together with all other Funds and as a single class)

     4. Investment Management Agreement. To approve an amended Investment Management Agreement for each Fund with Composite Research & Management Co. (the "Manager") to, among other things, eliminate the obligation of the Manager to reimburse certain Funds for certain expenses in excess of specified amounts, and to authorize each Fund, as the sole holder of the outstanding shares of the corresponding New Fund prior to the Fund's Reorganization, to approve a Management Contract for the New Fund with the Manager. (To be voted upon by the shareholders of each Fund, voting separately by Fund and as a single class)

     5. Distribution Plans. To approve Distribution Plans of each Fund for its Class A and Class B shares to, among other things, amend the Class A Distribution Plan to change it from a "reimbursement" type plan to a "compensation" type plan, and to authorize each Fund, as the sole holder of the outstanding Class A and Class B shares of the corresponding New Fund prior to the Fund's Reorganization, to approve Distribution Plans of the New Fund for its Class A and Class B shares. (To be voted upon by the Class A and Class B shareholders of each Fund, voting separately by Fund and as separate classes)

     6. Fundamental Investment Restrictions. To approve certain amendments to the fundamental investment restrictions of each Fund. (To be voted upon by the shareholders of each Fund, voting separately by Fund and as a single class)

     7. Other Business. To transact such other business as may be properly come before the meeting or any adjournment thereof.

     The Board of Directors of each Fund has fixed the close of business on October _____, 1997 as the record date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

     Although shareholders of each Fund as of the record date may be entitled to dissent from Proposal 1 and to receive payment of the "fair value" of their shares under Chapter 23B.13 of the Washington Business Corporation Act by complying with certain procedures, the Securities and Exchange Commission has taken the position that adherence to dissenters' rights statutes by the Fund would violate the Investment Company Act of 1940, as amended (the "1940 Act") and that the 1940 Act supersedes states dissenters' rights statutes such as

Washington's. See Proposal 1 - "Dissenter's Rights" and Appendix B attached to the accompanying Proxy Statement.

                              By Order of the Board of Directors


                              JOHN T. WEST
                              Secretary

                              October ______, 1997

YOUR VOTE IS IMPORTANT! WE URGE YOU TO PROMPTLY SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE PREPAID POSTAGE ENVELOPE WHICH IS ALSO ENCLOSED FOR YOUR CONVENIENCE. THIS WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

                           COMPOSITE GROUP OF FUNDS


                       Composite Bond & Stock Fund, Inc.
                         Composite Growth & Income Fund
                         Composite Northwest Fund, Inc.
                          Composite Income Fund, Inc.
                   Composite U.S. Government Securities, Inc.
                      Composite Tax-Exempt Bond Fund, Inc.
           Composite Cash Management Company - Money Market Portfolio
            Composite Cash Management Company - Tax-Exempt Portfolio


                        601 West Main Avenue, Suite 300
                         Spokane, Washington 99201-0613
                            Telephone (509) 353-3550
                            Toll free (800) 543-8072


                     Joint Special Meeting of Shareholders
                         to be Held December ___, 1997


                            COMBINED PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of each of the funds listed above (the "Funds"), for use at the Joint Special Meeting of Shareholders (the "Meeting") to be held at __________________ on December ___, 1997 at ______ p.m. (Pacific
time) or any adjournment thereof. Accompanying this Proxy Statement is a Notice of the Meeting (the "Notice") and a proxy for the Meeting solicited by the Board of Directors of each Fund. It is expected that this Proxy Statement, the Notice and the proxies will be mailed to shareholders on or about October ____, 1997.

     The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the "Proposals"). The Proposals affect more than one Fund or class, but all shareholders of all Funds are entitled to vote on all Proposals as follows. In the case of Proposals 1, 2, 4 and 6, shareholders of each Fund are entitled to vote on each of those Proposals as it affects that Fund, voting separately by Fund but together as a single class. In the case of Proposal 3, shareholders of each Fund are entitled to vote on that Proposal, voting together with all other Funds and as a single class. In the case of Proposal 5, Class A and Class B shareholders of each Fund are entitled to vote on that Proposal as it affects that Fund and that class, voting separately by Fund and as separate classes.
The following table summarizes the voting on the Proposals:

        Proposal                       Shareholders Entitled to Vote
        --------                       -----------------------------
Proposal 1:                  Shareholders of each Fund, voting separately by
Reorganization as a          Fund and as a single class
 Massachusetts Business
 Trust

Proposal 2:                  Shareholders of each Fund, voting separately by
Election of Directors        Fund and as a single class

Proposal 3:                  Shareholders of each Fund, voting together with
Election of Trustees         all other Funds and as a single class

Proposal 4:                  Shareholders of each Fund, voting separately by
Investment Management        Fund and as a single class
 Agreement

Proposal 5:                  Class A and Class B shareholders of each Fund,
Distribution Plans           voting separately by Fund and as separate classes

Proposal 6:                  Shareholders of each Fund, voting separately by
Fundamental Investment       Fund and as a single class
 Restrictions

     The close of business on October ___, 1997, has been established as the record date (the "Record Date") for determining shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, the following number of shares of each Fund were outstanding:

               Fund                           Number of Shares Outstanding
               ----                           ----------------------------
                                                 Class A        Class B
                                                 -------        -------
Composite Bond & Stock Fund, Inc.
Composite Growth & Income Fund
Composite Northwest Fund, Inc.
Composite Income Fund, Inc.
Composite U.S. Government Securities, Inc.
Composite Tax-Exempt Bond Fund, Inc.
Composite Cash Management Company -
     Money Market Portfolio
Composite Cash Management Company -
     Tax-Exempt Portfolio

     To the best knowledge of each Fund, no person owned of record or beneficially 5% or more of the outstanding shares of any class of shares of the Fund as of the Record Date.

     Each share of a Fund outstanding on the Record Date will be entitled to one vote on each Proposal (or in the case of Proposals 2 and 3, one vote for each nominee for Director or Trustee), with fractional shares voting proportionally. Cumulative voting is allowed in Proposal 2 for the election of Directors, but not Proposal 3 for the indirect election of Trustees. This means that a shareholder has one vote per share multiplied by the number of nominees (13), which may be voted for a single nominee or distributed among some or all of the nominees. Shareholders may exercise their cumulative voting right by voting in that manner at the Meeting or by so designating on the proxy. Votes of shareholders not making a cumulative voting designation will be allocated evenly among all nominees.

     The holders of a majority of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, will constitute a quorum for the Meeting with respect to the Fund.

     The enclosed proxy, if properly executed and returned, will be voted as specified thereon or, if no specification is made, will be voted FOR the
                                                                 ---
election of all nominees listed in Proposals 2 and 3 and FOR the other
                                                         ---
Proposals. A proxy may be revoked at any time prior to the voting by (i) signed written notice thereof delivered to the Fund at the address listed on the cover page of this Proxy Statement (Attention: Secretary) or delivered at the Meeting,
(ii) executing and returning a new proxy delivered in the same manner, or (iii) attending the Meeting and voting in person.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by each Fund as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes have the effect of negative votes on the Proposals other than the election of Directors or the indirect election of Trustees (Proposals 2 and 3), and no effect on the election of Directors or the indirect election of Trustees (Proposals 2 and 3).

     Each Proposal described in this Proxy Statement has been approved by the Board of Directors of each Fund. The Board of Directors of each Fund does not intend to bring any other matters before the Meeting and does not know of any other matters which will be brought before the Meeting by others. In the event any other matters not mentioned in the Proxy Statement properly come before the Meeting, the enclosed proxy authorizes the persons named in the proxy to vote on such other matters in their discretion.

     Solicitation of proxies by personal interview, mail and telephone may be made by officers and Directors of the Funds and employees of the Manager, the Distributor and their affiliates. In addition, the firm of D.F. King & Co., Inc., has been retained to assist in the solicitation of proxies. The costs for solicitation of proxies, like the other costs associated with the planned consolidation of the Composite family of funds and the Sierra family of funds referred to below (see "Introduction" below), will be [borne by Composite Research & Management Co., the current manager of the Funds (the "Manager")] [only partially borne by the Funds]. See Proposal 1 - "Agreement and Plan of Reorganization."

     If sufficient votes in favor of any Proposal are not received by the time currently scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned only with respect to one Proposal, any other Proposal may still be acted upon by the shareholders. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session [will be borne by the Manager] [only partially borne by the Funds]. See Proposal 1 - "Agreement and Plan of Reorganization."

     Each Fund will furnish to shareholders, without charge, a copy of its Annual Report for the fiscal year ended October 31, 1996 in the case of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund and Composite Northwest Fund, Inc. and December 31, 1996 in the case of the other Funds, and a copy of its Semi-Annual Report for the period ended April 30, 1997 in the case of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund and Composite Northwest Fund, Inc. and June 30, 1997 in the case of the other Funds, upon request. The Annual and Semi-Annual Reports of the Funds may be obtained by contacting the Fund at the address or toll-free phone number listed on the cover page of this Proxy Statement.

     Each Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

     In order that your shares may be represented at the Meeting, please sign, date and complete the enclosed proxy and return it in the prepaid postage envelope which is also enclosed for your convenience.

                                  INTRODUCTION

     The Proposals set forth in this Proxy Statement contain various matters to be considered and acted upon by the shareholders of each Fund, generally relating to (1) reorganization of each Fund as a series of a Massachusetts business trust (Proposal 1), (2) election of the Board of Directors of each Fund (before the reorganization) and election of the Board of Trustees of the new trust (after the reorganization) (Proposals 2 and 3), (3) amended Investment Management Agreements of each Fund (before the reorganization) with Composite Research & Management Co., the current manager of the Funds (the "Manager"), and Investment Management Agreements of each new series of the trust (after the reorganization) with the Manager (Proposal 4), (4) Class A and Class B Distribution Plans of each Fund (before the reorganization) and Class A and Class B Distribution Plans of each new series of the trust (after the reorganization) (Proposal 5), and (5) amended fundamental investment restrictions of each Fund (before the reorganization) which would also be the fundamental investment restrictions of each new series of the trust (after the reorganization) (Proposal 6).

     On July 1, 1997, Washington Mutual Inc., ("Washington Mutual") the parent of both the Manager, and Composite Funds Distributor, Inc., the current distributor of the Funds (the "Distributor"), completed a previously announced Agreement and Plan of Merger resulting in the merger (the "Great Western Merger") of Great Western Financial

Corporation, with and into a wholly-owned subsidiary of Washington Mutual. Sierra Investment Services Corporation ("Sierra Services") is the current investment advisor to the Sierra family of funds, a mutual fund complex with 18 funds. As a result of the Great Western Merger, Sierra Services and its affiliates are indirect subsidiaries of Washington Mutual. Although not contingent upon the completion of a planned consolidation of the Sierra family of funds and the Composite family of funds, the Proposals to be considered at the Meeting, including those to reorganize each Fund as a series of a Massachusetts business trust and to elect four new individuals to the Board of Directors of each Fund and to the Board of Trustees of the new trust, will facilitate the planned consolidation of the Sierra family of funds and the Composite family of funds. The planned consolidation includes, among other things, "mergers" (the "Sierra Mergers") of certain funds in the Sierra family of funds into certain of the Funds in the Composite family of funds with similar investment objectives and policies, subject to approval by the shareholders of the "merging" funds in the Sierra family of funds. If the planned consolidation is completed, then the Sierra family of funds and the Composite family of funds will comprise a single fund complex, with a common Board of Trustees and with the Manager as the single investment advisor. This Proxy Statement, however, relates only to the Proposals set forth herein as they affect each Fund and does not deal with the proposed Sierra Mergers or other aspects of the planned consolidation.

                                  PROPOSAL 1:
                REORGANIZATION AS A MASSACHUSETTS BUSINESS TRUST

     At the Meeting, it is proposed that the shareholders of each Fund approve the reorganization of the Fund (a "Reorganization") which would change its domicile and form of organization from a separate Washington corporation (or series thereof in the case of Composite Cash Management Company) to a separate, corresponding series (a "New Fund") of a single, multi-series Massachusetts business trust (the "Trust"). Each Reorganization would be effected pursuant to an Agreement and Plan of Reorganization (a "Plan") which provides for the transfer of all of the assets of the Fund to the New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for shares of the New Fund, followed by the liquidation of the Fund. It is also proposed, as part of this Proposal, that the shareholders of each Fund approve the temporary amendment of the existing fundamental investment restrictions of the Fund, and the taking of any other actions by the Fund, to the extent necessary to complete the transactions contemplated in connection with the Fund's Reorganization. A vote in favor of this Proposal by a shareholder of a Fund will constitute a vote in favor of both the Reorganization of the Fund and the other actions involving the Fund in connection therewith described in this Proposal.

     Each Fund is currently organized as a separate Washington corporation, except for Composite Cash Management Company - Money Market Portfolio and Composite Cash Management Company - Tax-Exempt Portfolio which are series of a Washington corporation, Composite Cash Management Company. In addition, Composite Growth & Income Fund is the sole series of a Washington corporation with the formal name Composite Equity Series, Inc. Each Fund currently has two classes of shares (Class A and Class B).

     The name of the Trust will be "The Composite Funds." The Trust has been newly organized for the purpose of effecting the Reorganizations. The Trust will have separate series with different portfolios. Each series of the Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series, and each series may be further divided into separate classes of that series. The Trust will continue the business of the Funds, and the initial series of the Trust will be the New Funds corresponding to the Funds. Each New Fund will have the same investment objectives, policies and restrictions as the corresponding Fund, as amended by Proposal 6 (if approved by shareholders). The shares of each New Fund initially will be divided into, among other classes, Class A and Class B shares. In each Reorganization, the shareholders of a Fund will receive shares of the corresponding New Fund which are of the same class (Class A or Class B) as the shares of the Fund they currently hold, as further described below. The following table sets forth each Fund and the corresponding New Fund:

             Fund                                     New Fund
             ----                                     --------
Composite Bond & Stock Fund, Inc.      Composite Bond & Stock Fund

Composite Growth & Income Fund         Composite Growth & Income Fund

Composite Northwest Fund, Inc.         Composite Northwest Fund

Composite Income Fund, Inc.            Composite Income Fund

Composite U.S. Government              Composite U.S. Government Securities Fund
 Securities, Inc.

Composite Tax-Exempt Bond Fund, Inc.   Composite Tax-Exempt Bond Fund

Composite Cash Management Company -    Composite Money Market Fund
     Money Market Portfolio

Composite Cash Management Company -    Composite Tax-Exempt Money Market Fund
     Tax-Exempt Portfolio

Background and Reasons for the Reorganizations

     At a meeting held on September 23, 1997, the Board of Directors of each Fund, including all Directors who are not "interested persons" of the Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the Reorganization of the Fund and recommended shareholder approval of this Proposal. The Board of Directors of each Fund determined that the Reorganization of the Fund would be in the best interests of the Fund, and that the interests of the Fund's shareholders would not be diluted as a result of effecting the Reorganization.

     This section describes principal reasons for the Reorganizations. Most mutual funds are organized as Massachusetts business trusts or Maryland corporations. The business trust entity has been authorized by Massachusetts law for many years, and most of the mutual funds that are organized as business trusts are organized as Massachusetts business trusts. Accordingly, the conversion to a Massachusetts business trust structure would be more in keeping with the general practice of the mutual fund industry. Many mutual funds utilize a Massachusetts business trust structure because this structure is generally considered to be more flexible and appropriate for the mutual fund industry. Although Washington corporate law has been amended to eliminate certain features of corporate law that might otherwise be the most significant impediments to the operation of a mutual fund (in particular, the elimination of the requirement of annual shareholder meetings), the Massachusetts business trust structure still may provide some additional flexibility in certain limited circumstances (in particular, circumstances where a special shareholder meeting would be required to be held under Washington corporate law but not under the organizational documents of the Trust, such as for an increase in the authorized number of shares). If these circumstances were to arise, the Funds would incur additional cost in holding a special shareholder meeting that could be saved under the Massachusetts business trust structure. In addition, the Funds anticipate that they will be able to realize savings on certain filings with the Securities and Exchange Commission and state securities agencies because filing fees would be calculated on a combined basis for the Trust as a whole, rather than on a Fund-by-Fund basis. Otherwise, the Funds anticipate that the costs of operating under a Massachusetts business trust structure will be substantially similar to the costs of operating under a Washington corporation structure.

     An additional reason for the Reorganizations is to help facilitate the proposed Sierra Mergers, which involve "mergers" of certain funds in the Sierra family of funds into certain Funds in the Composite family of funds as part of the planned consolidation of these two families of funds. See "Introduction" above. The "merging" funds in the Sierra family of funds (the "Sierra Merging Funds") are currently organized as separate series of the Sierra Trust Funds, a Massachusetts business trust. Although the Reorganizations of the Funds are not contingent upon completion of the Sierra Mergers, a similar Massachusetts business trust structure on the part of the Funds would help facilitate the Sierra Mergers.

Agreement and Plan of Reorganization

     Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund ("Reorganization Shares"), all as of the Exchange Date (defined in each Plan to be [December 31, 1997] or such other date as may be agreed upon by the New Fund and the Fund). The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Appendix A to this Proxy Statement.

     Each Fund will sell all of its assets to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Fund attributable to its Class A shares, less the value of the liabilities of the Fund assumed by the New Fund attributable to the Class A shares of the Fund and (ii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of assets of the Fund attributable to its Class B shares, less the value of the liabilities of the Fund assumed by the New Fund attributable to the Class B shares of the Fund.

     Immediately following the Exchange Date, each Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Fund and Class B Reorganization Shares being distributed to holders of Class B shares of the Fund. As a result of the proposed transaction, each holder of Class A and Class B shares of the Fund will receive a number of Class A and Class B Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A and Class B shares, respectively, of the Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Class A and Class B Reorganization Shares due such shareholder.

     The consummation of each Reorganization is subject to the conditions set forth in the Plan, any one of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Fund, prior to the Exchange Date, by mutual consent of the relevant Fund and New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

     All legal and accounting fees and expenses, printing and other fees and expenses (other than portfolio transfer taxes (if any), brokerage and other similar expenses, all of which will be borne by the relevant Fund) incurred in connection with the consummation of the transactions contemplated by the Plan will be [borne by the Manager and/or Washington Mutual] [allocated in accordance with the following: First, the costs of the overall planned consolidation of the Composite family of funds and the Sierra family of funds including the costs of this Proxy Statement as well as the costs of the Sierra Mergers are being preliminary allocated on a basis approved by the Directors of the Fund, including the Directors who are not "interested persons" of the Fund, the Manager or the Distributor within the meaning of the 1940 Act (and the same persons who comprise the Directors of the Fund acting in their capacity as the initial Trustees of the Trust, including all of the initial Trustees of the Trust who are not "interested persons" of the New Fund, the Manager or the Distributor within the meaning of the 1940 Act) as well as by the Trustees of the relevant trust for the Sierra Merging Funds, including all of the Trustees who are not "interested persons" of the Sierra Merging Funds, their advisor or their distributor within the meaning of the 1940 Act. The Manager and/or Sierra Services will bear any and all expenses preliminarily allocated to the Fund to the extent that they would otherwise exceed the respective expense caps (the "Relevant Expense Caps") set forth below. The Funds and the New Funds have agreed to pay the expenses preliminarily allocated to them but not, however, in an amount exceeding the Relevant Expense Caps. The Relevant Expense Caps represent ___________________. The currently estimated expenses to be borne by the Funds and the Relevant Expense Caps are as follows:

 Name of Fund        Current Expense Estimate        Relevant Expense Cap]
 ------------        ------------------------        ---------------------

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

Reorganization Shares

     Full and fractional Reorganization Shares will be issued to each Fund's shareholders in accordance with the procedure under the Plan as described above. The Reorganization Shares are Class A and Class B shares of the New Fund, which will have characteristics no less favorable to the holder than those of the corresponding class of Fund shares with respect to contingent deferred sales charges ("CDSCs"), conversion and Distribution Plan servicing and distribution fees, as modified pursuant to Proposal 5 in the case of the Distribution Plan servicing and distribution fees (if approved by shareholders of the Fund). See Proposal 5. (Class A or Class B shares of the New Funds which are new purchases, however, may have different characteristics with respect to these or other features.) For purposes of determining the CDSC payable on redemption of Class A or Class B Reorganization Shares received by holders of Class A or Class B shares of the Fund, as well as the conversion date of Class B Reorganization Shares (i) such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A or Class B shares, as the case may be, of the Fund, (ii) any CDSC will be applied for the same period and at the same rate as was in effect for the Fund at the time the shares of the Fund were originally purchased and (iii) Class B shares will convert automatically into Class A shares after the same conversion period as was in effect at the time the shares of the Fund were originally purchased. If the planned consolidation of the Composite family of funds and the Sierra family of funds is completed, the Class A and Class B Reorganization Shares will have broader exchange privileges than Class A and Class B shares of the Funds because, subject to applicable terms and conditions, exchanges of Class A and Class B Reorganization Shares would be permitted into the same class of shares of certain funds in the Sierra family of funds which are not "merging" as part of the planned consolidation, in addition to exchanges into the same class of shares of the New Funds.

Other Matters

     The investment objectives, policies and restrictions of each Fund, as amended pursuant to Proposal 6 (if approved by shareholders), will be adopted by each corresponding

Trust and will not change as a result of the Reorganization. Subject to shareholder approval of Proposal 3, each Fund, as the sole shareholder of each New Fund prior to the Fund's Reorganization, will elect the Nominees for Directors of the Fund listed in Proposal 2 as Trustees of the Trust (the "Trustees"). See Proposal 3. Each Fund's officers will become officers of the Trust with comparable responsibilities. Subject to shareholder approval of Proposal 4 and Proposal 5, respectively, each Fund, as the sole shareholder of each New Fund prior to the Fund's Reorganization, will approve (i) an Investment Management Agreement between the Trust and the Manager and (ii) Distribution Plans of each New Fund for its Class A and Class B shares. See Proposals 4 and
5.  The Distributor will serve as the distributor of the shares of each New
Fund.

Structure of the Trust and the New Funds

     The Trust has been established pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust") under the laws of The Commonwealth of Massachusetts. Prior to the Reorganization, the Trust and the New Funds will have nominal assets and no liabilities and the sole holder of the outstanding shares of each New Fund will be the corresponding Fund.

     Each of the Reorganization Shares will be fully paid and nonassessable by the Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B shares convert automatically into Class A shares as described above. The Declaration of Trust permits the Trust to issue an unlimited number of shares and, without shareholder approval, to divide its shares into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Each New Fund's shares will initially be divided into four classes. Although only two of these classes of shares of each New Fund (Class A and Class B) correspond to the classes of shares of the relevant Fund, each New Fund will have four classes (Class A, Class B, Class I and Class S) in order to facilitate the Sierra Mergers as part of the planned consolidation of the Sierra family of funds with the Composite family of funds, because each of the Sierra Merging Funds has the same four classes.

Comparison of Differences

     As a Massachusetts business trust, the Trust will be subject to the provisions of the Declaration of Trust and the Trust's Bylaws (the "Trust Bylaws"). The provisions of the Declaration of Trust and the Trust Bylaws differ in some respects from those of each Fund's Articles of Incorporation and Bylaws and the Washington Business Corporation Act (the "WBCA"). Shareholders of a Fund may obtain a copy of the Declaration of Trust and the Trust Bylaws without charge upon written request to the Fund at the address listed on the cover page of this Proxy Statement.

     The following is a summary of some of the more significant differences between (i) each Fund's Articles of Incorporation and Bylaws and the WBCA and
(ii) the Trust's

Declaration of Trust, and Trust Bylaws and Massachusetts business trust law. For additional information regarding all of the differences, shareholders of a Fund should refer directly to (i) each Fund's Articles of Incorporation and Bylaws and the WBCA and (ii) the Trust's Declaration of Trust and Trust Bylaws and Massachusetts business trust law.

     Shareholder Liability. Under the WBCA, a shareholder of a Washington corporation who has fully paid the subscription price for his shares generally has no personal liability in excess of his shares except in certain limited circumstances, including (i) knowing receipt of an unlawful distribution, (ii) intentional abuse of the corporate form and (iii) certain claims of creditors of a dissolved corporation to the extent of assets distributed on dissolution. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the New Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trust, the New Funds or the Trust's Trustees. The Declaration of Trust provides for indemnification out of a New Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the New Fund. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the New Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered remote.

     Voting Rights and Meetings. The shareholders of each New Fund generally have different and somewhat more limited rights to vote and to call shareholder meetings than shareholders of each Fund.

     The shareholders of each New Fund have the right to vote for the election of Trustees, but only if a shareholder meeting is called for that purpose. The Trust's Declaration of Trust does not provide that the shareholders of the Fund have the right to call a special meeting of shareholders for that or any other purpose (which may only be called by the Trustees) or to vote to remove any Trustees (who may only be removed by the Trustees). The shareholders of each Fund have the right to call a special meeting for the purpose of electing Directors or any other purpose (upon the request of the holders of 10% of the outstanding shares of the Fund) and to remove any Directors (who may only be removed by shareholders).

     In an election of Trustees, the shareholders of each New Fund vote together for a single Board of Trustees for the Trust and do not have cumulative voting rights in that election. In an election of Directors, the shareholders of each Fund vote separately for a Board of Directors for the Fund and have cumulative voting rights in that election (or any removal).

     Neither a New Fund nor a Fund, however, is required to hold annual shareholder meetings for matters such as the election of Trustees or Directors, although the requirements of the 1940 Act may effectively require that a New Fund or a Fund call special shareholder meetings from time to time.

     The shareholders of a New Fund have the right to vote on a somewhat more limited category of amendments to the Trust's Declaration of Trust than the category of amendments to a Fund's Articles of Incorporation on which a Fund's shareholders have the right to vote. For instance, although both the Trustees of the Trust and the Directors of a Fund have fairly broad powers to establish additional series or classes of shares without shareholder approval, the total authorized number of shares of a Fund or of any class or series which is specified in a Fund's Articles of Incorporation may only be increased by shareholder approval. The Trust, however, has an unlimited total authorized number of shares of the Trust or of any series or class.

     The shareholders of a New Fund do not necessarily have the right to vote on a termination of the Trust or any series, which may also be effected by action of the Trustees without shareholder approval. The shareholders of a Fund have the right to vote on a liquidation or dissolution of the Fund, with a required vote of two-thirds of the outstanding shares (in addition to the required vote of "majority of the outstanding shares" under the 1940 Act).

     The shareholders of a New Fund have the right to vote on a merger, consolidation or share exchange involving the Trust to the extent required under the 1940 Act, with a required vote of a "majority of the outstanding shares" as defined in the 1940 Act. The shareholders of a Fund have the right to vote on a merger, consolidation, share exchange or sale of all or substantially all assets, with a required vote of two-thirds of the outstanding shares (in addition to the required vote of "majority of the outstanding shares" under the 1940 Act).

     The shareholders of a New Fund do not have dissenters' rights for these types of extraordinary transactions. The shareholders of a Fund have dissenters' rights for these types of extraordinary transactions under the WBCA, although such dissenters' rights may be preempted by the 1940 Act. See "Dissenters' Rights" below.

     The shareholders of a New Fund may vote together with shareholders of the other New Funds on certain matters because of the single Trust structure, whereas the shareholders of a Fund vote separately from the other Funds because of the separate corporate structure. Although any such combined voting would be subject to requirements of the 1940 Act as to separate series or class voting rights, the shareholders of all New Funds would still vote together on matters such as the election of Trustees or ratification of auditors.

     The Trust's Declaration of Trust provides that a quorum for a shareholder meeting is only 10% of the shares entitled to vote at the meeting. Each Fund's Bylaws provide that a quorum for a shareholder meeting is a majority of the shares entitled to vote at the meeting.

     Dividends. The WBCA imposes certain limitations on distributions in circumstances where the corporation would be unable to pay its debts as they mature or its total assets would be less than its total liabilities and certain other obligations. No similar limitations are contained in the Trust's Declaration of Trust.

     Director and Trustee Liability and Indemnification. Under the WBCA, Directors of a corporation may be personally liable for failure to discharge the duties of a Director in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the Director reasonably believes to be in the best interests of the corporation. Under each Fund's Articles of Incorporation as permitted under the WBCA, however, the Directors of each Fund are not personally liable to the Fund or its shareholders for monetary damages for their conduct as Directors, except for acts or omissions that involve intentional misconduct, a knowing violation of law, conduct regarding liability for unlawful distributions to shareholders, or for any transaction from which the Director will personally receive a benefit to which the Director is not entitled. Under the WBCA, a Director of a corporation who votes for or assents to a distribution made in violation of the WBCA or the corporation's Articles of Incorporation may be personally liable. Under the Trust's Declaration of Trust, so long as the Trustees have acted under the belief that their actions are in the best interest of the Trust, they are personally liable only for willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties as Trustees. The WBCA and each Fund's Articles of Incorporation, as well as the Trust's Declaration of Trust, both contain fairly broad indemnification provisions in favor of the Directors of the Fund and the Trustees of the Trust, respectively.

Federal Income Tax Consequences

As, a condition to each Fund's obligation to consummate the Reorganization, the Fund will receive an opinion from _______________, [tax] counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Fund as a result of the Reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Fund; (iii) under Section 358 of the Code, the tax basis of the Reorganization Shares that the Fund's shareholders receive in place of their Fund shares will be the same as their basis of the Fund shares; (iv) under Section 1223(1) of the Code, a shareholder's holding period for the Reorganization Shares received pursuant to the Plan will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the New Fund as a result of the reorganization; (vi) under Section 362(b) of the Code, the New Fund's tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund's basis in such assets; and (vii) under Section 1223(2) of the Code, the New Fund's holding period in such assets will include the Fund's holding period in such assets. The opinion will be based on certain factual certifications made by officers of the Trust and the Funds and will also be based on customary assumptions.

     [Prior to the Exchange Date, each Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.]

Temporary Amendment of Fundamental Investment Restrictions and Taking of Other Actions

     Certain of each Fund's existing fundamental investment restrictions might preclude the Fund from carrying out its Reorganization. Accordingly, it is also proposed, as part of this Proposal, that the shareholders of each Fund approve the temporary amendment of the fundamental investment restrictions of the Fund, and the taking of any other actions by the Fund, to the extent necessary to complete the transactions contemplated in connection with the Fund's Reorganization. The fundamental investment restrictions of each Fund are set forth in the Fund's Registration Statement on file with the Securities and Exchange Commission. In particular, the fundamental investment restrictions of each Fund might preclude, but the transactions contemplated in connection with the Fund's Reorganization (as described in the other Proposals) contemplate, the acquisition by each Fund of a nominal number of shares of the corresponding New Fund prior to the Reorganization so that the Fund's shareholders may vote indirectly (i) to elect the Trustees of the Trust, (ii) to approve an Investment Management Contract of the New Fund, and (iii) to approve Distribution Plans of the New Fund for its Class A and Class B shares. See Proposals 3, 4 and 5.

     The following are examples of fundamental investment restrictions that might preclude a Fund from completing the Reorganization: (i) in the case of certain Funds, the Fund may not acquire more than 10% of the voting securities of any one company and (ii) in the case of certain Funds, the Fund may invest only in certain specific types of securities (such as only debt securities in the case of Composite Income Fund, Inc. or only U.S. Government and similar securities in the case of Composite U.S. Government Securities, Inc.).

Dissenters' Rights

     Under Chapter 23B.13 of the WBCA, shareholders of each Fund as of the Record Date may be entitled to dissent from this Proposal and to receive payment of the "fair value" of their shares if they comply with certain procedures specified in Chapter 23B.13. For a summary of the availability of dissenters' rights under the WBCA and the full text of Chapter 23B.13, see Appendix B attached to this Proxy Statement.

     Notwithstanding the availability of dissenters' rights under the WBCA, however, the Staff of the Securities and Exchange Commission (the "Staff") has taken the position, in Investment Company Act Release No. 8752 (April 10, 1975), that adherence to dissenters' rights statutes by registered investment companies issuing redeemable securities would violate Rule 22c-1 under the 1940 Act. Rule 22c-1 prohibits such a company from repurchasing its securities otherwise than at the price based on their net asset value next computed after receipt of an order to purchase or sell such security. The Staff has also taken the position in the same Release that, pursuant to Section 50 of the Investment Company Act of 1940, Rule 22c-1 has superseded state dissenters' rights statutes such as Washington's. The Funds are not aware of any judicial decision which has considered this issue.

Required Vote

     Approval of this Proposal for each Fund requires the affirmative vote of at least two-thirds of the Fund's outstanding shares, voting together as a single class.

     The Board of Directors of each Fund recommends that the shareholders of the Fund vote FOR approval of this Proposal.
          ---


                                  PROPOSAL 2:
                             ELECTION OF DIRECTORS

     At the Meeting, it is proposed that thirteen Directors be elected to serve on the Board of Directors of each Fund (for purposes of this Proposal, Composite Cash Management Company, which is comprised of two series, Money Market Portfolio and the Tax-Exempt Portfolio, shall be considered a single Fund).
Once elected, each Director will hold office until a successor is duly elected and qualified. The persons named in the accompanying proxy intend, in the absence of contrary instructions, to vote all proxies for the election to the Boards of Directors of the Funds of David E. Anderson, Wayne L. Attwood, M.D., Arthur H. Bernstein, Esq., Kristianne Blake, Edmond R. Davis, Esq., John W. English, Anne V. Farrell, Michael K. Murphy, Alfred E. Osborne, Ph.D., William
G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey (each a "Nominee" and collectively, the "Nominees"). Messrs. Attwood, Murphy, Papesh, Pavelich, Rockey and Yancey and Mses. Blake and Farrell are currently members of the Boards of Directors of the Funds. Messrs. Anderson, Bernstein, Davis, English and Osborne have not previously served on the Boards of Directors of the Funds, but currently serve on the Board of Trustees of mutual funds advised by Sierra Services.

     The Proposal to elect the Boards of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. Approval of this Proposal will provide a combined Board consisting of the current Directors of the Composite family of funds and the Trustees of the Sierra family of funds. This Proposal, if approved, will provide the Boards of Directors with operating flexibility by making it possible for the Boards to fill vacancies that may occur in the future.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Funds know of no reason why any Nominee would be unable or unwilling to serve if elected.

     Each of the Funds is organized as a corporation under the laws of the State of Washington. Under Washington law, the Funds are not required to hold annual meetings. The Funds have availed themselves of this provision and achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Funds do not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, special meetings of shareholders may be called by a Fund's President or Board of Directors for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Bylaws of the Funds. A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Funds for other purposes, including to approve investment policy changes, a new investment management agreement or other matters requiring shareholder action under the 1940 Act.

     Cumulative voting is allowed in the election of Directors. This means a shareholder has one vote per share multiplied by the number of Nominees (13), which may be voted for a single Nominee or distributed among some or all of the Nominees. Shareholders may exercise their cumulative voting rights by voting in that manner at the Meeting or by so designating on the proxy. Votes of shareholders not making such designation will be allocated evenly among all Nominees.

Information Regarding Nominees

     The following information is provided for each Nominee. It includes his or her name, position with the Funds, tenure in office, age, principal occupations or employment during the past five years, directorships/trusteeships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services or to which the Manager or an affiliated person of the Manager provides investment advisory or administration services (individually, this group includes the Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, Composite Northwest Fund, Inc., Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Tax-Exempt Bond Fund, Inc. and Composite Cash Management Company (comprised of two series, Money Market Portfolio and Tax-Exempt

Portfolio) as well as The Composite Trust and the following four trusts in the Sierra family of funds: Sierra Trust Funds, The Sierra Variable Trust, Sierra Prime Income Fund and Sierra Asset Management Portfolio; collectively this group is referred to as the "Fund Complex").

  Name, Age and Position               Address and Business Experience During the Past Five Years
      with the Funds                                (including all directorships)
      --------------                                -----------------------------
Wayne L. Attwood, M.D. (68)            3 East 40th Avenue
Director since 1986                    Spokane, WA  99203.
                                       Retired, 1994 to present. Formerly doctor of internal medicine and gastroenterology, 1965 to present. Director of eight Funds in the Fund Complex. Initial Trustee of The Composite Funds.

Kristianne Blake (43)                  705 West 7th, Suite D
Director since 1995                    Spokane, WA 99204.
                                       President, Kristianne Gates Blake, PS, (an accounting services firm specializing in personal financial planning and tax planning), 1987 to present.  Director of eight Funds in the Fund Complex.  Initial Trustee of The Composite Funds.

* Anne V. Farrell (62)                 425 Pike Street, Suite 510
Director since 1993                    Seattle, WA 98101.
                                       President and Chief Executive Officer, The Seattle Foundation, 1980 to
                                       present. Director, Washington Mutual, Inc., 1992 to present.  Director of eight Funds in the Fund Complex.  Initial Trustee of The Composite
                                       Funds.

* Michael K. Murphy (60)               P.O. Box 3366
Director since 1994                    Spokane, WA 99211.
                                       Chairman and Chief Executive Officer, CPM Development Corporation,
                                       (a holding company which includes Central Pre-Mix Concrete
                                       Company), 1963 to present.  Director, Washington Mutual, Inc., 1986 to present.  Director of eight Funds in the Fund Complex. Initial Trustee of
                                       The Composite Funds.

* William G. Papesh (54)               601 W. Main Avenue, Suite 300
Director since 1989                    Spokane, WA, 99201
                                       President and Director, Manager, Distributor and Transfer Agent, 1995
                                                               -------  -----------     --------------
                                       to present, 1997 to present and 1986 to present, respectively; Executive
                                       Vice President and Director, Murphy Favre. Inc., 1982 to present.
                                       President and Director of eight Funds in the Fund Complex.  Initial
                                       Trustee of The Composite Funds.

Daniel L. Pavelich (53)                Two Prudential Plaza
Director since 1997.                   180 North Stetson Avenue, Suite 4300
                                       Chicago, IL 60601.
                                       Chairman and Chief Executive Officer, BDO Seidman (a national accounting and consulting firm), 1980 to present.  Director of eight
                                       Funds in the Fund Complex.  Initial Trustee of The Composite Funds.

Jay Rockey (69)                        2121 Fifth Avenue
Director since 1994                    Seattle, WA 98121.
                                       Chairman and Chief Executive Officer, The Rockey Company (a
                                       regional public relations firm), 19__ to present.  Director of eight
                                       Funds in the Fund Complex.  Initial Trustee of The Composite Funds.

  Name, Age and Position               Address and Business Experience During the Past Five Years
      with the Funds                                (including all directorships)
      --------------                                -----------------------------
Richard C. Yancey (71)                 535 Madison Avenue,
Director since 1974                    New York, NY, 10022.
                                       Senior Advisor, Dillon, Read & Co., Inc. (a registered broker/dealer and investment banking firm), 1952 to present.  Director of eight Funds in the Fund Complex.  Initial Trustee of The Composite Funds.

Arthur H. Bernstein, Esq. (72)         11661 San Vincente Blvd., Suite 701
Nominee                                Los Angeles, CA 90049.
                                       President, Bancorp Capital Group, Inc., 1988 to present; President,
                                       Bancorp Venture Capital, Inc., 1988 to present. Trustee of four trusts in the Sierra family of funds, 1989 to present.

David E. Anderson (70)                 17960 Seabreeze Drive
Nominee                                Pacific Palisades, CA 90272.
                                       Retired. Formerly, President and Chief Executive Officer, GTE
                                       California, Inc., 1979 to 1988. Trustee of four trusts in the Sierra family of funds, 1989 to present.

Edmond R. Davis, Esq. (69)             550 South Hope Street, 21st Floor
Nominee                                Los Angeles, CA 90071.
                                       Partner, Brobeck, Phleger & Harrison (law firm), 1987 to present.
                                       Trustee of four trusts in the Sierra family of funds, 1989 to present.

John W. English (64)                   50 H New England Ave., PO Box 640
Nominee                                Summit, NJ 07902-0640.
                                       Retired. Formerly, Vice President and Chief Investment Officer, Ford
                                       Foundation, 1981 to 1993. Chairman of the Board and Director, The
                                       China Fund, Inc. (a closed-end mutual fund), 1993 to present; Trustee,
                                       Retail Property Trust (a company providing management services for shopping centers), 1994 to 1997; Director, The Northern Trust
                                       Company's Benchmark Funds (open-end mutual funds), 1994 to present.
                                       Trustee of four trusts in the Sierra family of funds, 1994 to present.

Alfred E. Osborne, Jr. Ph.D. (52)      110 Westwood Plaza, Suite C305
Nominee                                Los Angeles, CA 90095-1481.
                                       Professor, The Anderson School and Director, The Harold Price Center
                                       for Entrepreneurial Studies at University of California at Los Angeles,
                                       1972 to present; Independent general partner, Technology Funding
                                       Venture Partners V, 1990 to present. Formerly, Governor, National
                                       Association of Securities Dealers, Inc., 1994 to 1996; Director, NASD
                                       Regulation, September 1996 to December 1996. Director, Times Mirror
                                       Company, 1980 to present; Director, United States Filter Corporation,
                                       1991 to present; Director, Nordstrom, Inc., 1987 to present; Director,
                                       Seda Specialty Packing Corporation, 1993 to 1997; Director, Greyhound
                                       Lines, Inc., 1994 to present. Trustee of four trusts in the Sierra family of funds, 1989 to 1993 and 1996 to present.

     * Denotes an individual who is an "interested person" of the Funds, as defined in the 1940 Act, because they are affiliated persons of the Manager, Murphey Favre Securities Services, Inc. ("the Transfer Agent") or the Distributor.

     The following table indicates the number of shares of each of the Funds beneficially owned and percentage of shares of each of the Funds beneficially owned as of September 30, 1997 by the Nominees. As of September 30, 1997 , each Nominee beneficially owned less than 1% of the shares of each Fund, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of each Fund and the Directors and officers of the

Funds as a group beneficially owned an aggregate of less than 1% of the shares of each Fund.


                    Shares Beneficially Held in Funds as of September 30, 1997** and Percentage of Outstanding Shares***

                              Composite Bond                              Composite         Composite U.S.
                              & Stock Fund,        Composite Growth     Northwest Fund,      Government
                                   Inc.             & Income Fund            Inc.          Securities, Inc.
                              --------------       ----------------     ---------------    ----------------
Wayne Attwood M.D.                 2,400                   0                 1,241                 0
Kristianne Blake                       0                   0                     0                 0
*Anne. V. Farrell                    807                  40                 1,437                 0
*Michael K. Murphy                   252               2,784                   147                 0
*William G. Papesh                20,641               8,678                 3,897             1,877
Daniel L. Pavelich                     0                   0                     0                 0
Jay Rockey
Richard C. Yancey                 46,042              52,935                 1,751             5,508
David E. Anderson                      0                   0                     0                 0
Arthur H. Bernstein, Esq.              0                   0                     0                 0
Edmond R. Davis, Esq.                  0                   0                     0                 0
John W. English                        0                   0                     0                 0
Alfred E. Osborne, Jr.,                0                   0                     0                 0
 Ph.D.

                                                                         Composite Cash Management Co.
                              Composite Income     Composite Tax-
                                    Fund,           Exempt Bond           Money Market    Tax-Exempt
                                    Inc.             Fund, Inc.             Portfolio     Portfolio
                              ----------------     --------------         ------------    ----------
Wayne Attwood M.D.                    0                   0                   22,561              0
Kristianne Blake                      0                   0                        0         27,205
*Anne. V. Farrell                     0                   0                        0              0
*Michael K. Murphy                    0                   0                        0        356,175
*William G. Papesh                3,731                                    [123,504]         [____]
Daniel L. Pavelich                    0                   0                        0              0
Jay Rockey
Richard C. Yancey                     0               7,094              [1,115,432]       [17,229]
David E. Anderson                     0                   0                        0              0
Arthur H. Bernstein, Esq.             0                   0                        0              0

                                                                         Composite Cash Management Co.
                              Composite Income     Composite Tax-
                                    Fund,           Exempt Bond           Money Market    Tax-Exempt
                                    Inc.             Fund, Inc.             Portfolio     Portfolio
                              ----------------     --------------         ------------    ----------
Edmond R. Davis, Esq.                 0                   0                      0             0
John W. English                       0                   0                      0             0
Alfred E. Osborne, Jr.,               0                   0                      0             0
 Ph.D.

     * Denotes an individual who is an "interested person" of the Funds, as defined in the 1940 Act, because they are affiliated persons of the Manager, the Transfer Agent or the Distributor.

    **    This information has been provided by each Nominee.

   *** As of September 30, 1997, the Nominees, as a group the shares of the Fund. beneficially owned an aggregate of less than 1% of

Compensation of Directors

     The Funds pay each Director who is not an "interested person" as defined in the 1940 Act, an aggregate fee of $6,000 per annum plus $1,000 per board meeting attended, $500 per committee meeting attended and reimbursement for travel and out-of-pocket expenses.

     The compensation paid by Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund and Composite Northwest Fund, Inc. to each of the Directors serving during the fiscal year ended October 31, 1997 and the compensation paid by Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Tax-Exempt Bond Fund, Inc. and Composite Cash Management Company (composed of two series, Money Market Portfolio and Tax-Exempt Portfolio) for the fiscal year ended December 31, 1996 is set forth in the compensation table below. (Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, Composite Northwest Fund, Inc., have fiscal years ending October 31 of each year. All other Funds have fiscal years ending December 31 of each year.)

                                                                              Composite
                                                                                U.S.
                               Composite Bond     Composite     Composite    Government    Composite
                                  & Stock         Growth &      Northwest    Securities,    Income
                                 Fund, Inc.      Income Fund    Fund, Inc.      Inc.       Fund, Inc.
                                 ----------      -----------    ----------   -----------   ----------
Wayne Attwood M.D.                 $1,250          $1,250         $1,250        $1,265        $1,265
Kristianne Blake                   $1,333          $1,333         $1,333        $1,265        $1,265
Daniel L. Pavelich /(2)/           $1,000          $1,000         $1,000             0             0
Jay Rockey /(3)/                   $1,208          $1,208         $1,208        $1,265        $1,265
Richard C. Yancey                  $1,125          $1,125         $1,125        $1,178        $1,178
Edwin McWilliams /(4)/             $  167          $  167         $  167        $1,265        $1,265

                                                           Composite Cash Management Co.
                                Composite Tax-
                                 Exempt Bond         Money Market     Tax-Exempt        Total Fund
                                  Fund, Inc.          Portfolio       Portfolio        Complex /(1)/
                                 -------------       ------------     ----------       -------------
Wayne Attwood M.D.                  $1,265              $1,265          $1,265            $15,000
Kristianne Blake                    $1,265              $1,265          $1,265            $15,000

                                                           Composite Cash Management Co.
                                Composite Tax-
                                 Exempt Bond         Money Market     Tax-Exempt        Total Fund
                                  Fund, Inc.          Portfolio       Portfolio        Complex /(1)/
                                 -------------       ------------     ----------       -------------

Daniel L. Pavelich /(2)/                 0                    0               0                  0
Jay Rockey /(3)/                    $1,265               $1,265          $1,265            $15,000
Richard C. Yancey                   $1,178               $1,178          $1,178            $14,000
Edwin McWilliams /(4)/              $1,265               $1,265          $1,265            $15,000

/(1)/ Total compensation for calendar year 1996 includes compensation from Composite Deferred Series, Inc., in addition to the listed Funds. Directors are compensated directly, there are no deferred compensation or retirement benefits offered by the Funds to their Directors.

/(2)/ Mr. Pavelich was elected as Director on December 3, 1996

/(3)/ Mr. Rockey is Chairman and CEO of The Rockey Company, a pubic relations firm which has received revenue from the Funds and Washington Mutual, Inc., parent company of the Fund's Manager and Distributor, during the 1996 fiscal
years.   The amounts received are not considered material to the Funds or Mr.
Rockey.

/(4)/ Mr. McWilliams retired December 3, 1996


Meetings and Committees of the Boards of Directors

     There were seven meetings of the Boards of Directors of the Funds held during the fiscal year ended December 31, 1996 and seven meetings of the Boards of Directors of the Funds held during the fiscal year ended October 31, 1997. In each such fiscal year, all Directors (except Mr. Yancy who attended five of the seven meetings held in the fiscal year ended October 31, 1997, and Ms. *Farrell who attended five of the seven meetings held in the fiscal year ended December 31, 1996) attended at least 75% of the meetings of the Board of Directors and of the meetings of all committees on which that Director served (except Ms. *Farrell, and Mr. *Murphy, who each attended one of the two Audit Committee meetings held in the fiscal year ended December 31, 1996 and Mr. *Murphy attended two of the three Audit Committee meetings held in the fiscal year ended October 31, 1997). Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, Composite Northwest Fund, Inc., have fiscal years ending October 31 of each year. All other Funds have fiscal years ending December 31 of each year.

     The Boards of Directors have an Audit Committee. The Audit Committee makes recommendations to the full Boards of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee during the fiscal year ended December 31, 1996 were Dr. Attwood, Mr. *Murphy and Mses. Blake and *Farrell and during the fiscal year ended October 31, 1997 were Messrs. *Murphy and Pavelich and Mses. Blake and *Farrell. Dr. Attwood, Mr. Pavelich and Ms. Blake are not "interested persons" within the meaning of the 1940 Act. The Audit Committee met two times during the fiscal year ended December 31, 1996 and three times during the fiscal year ended October 31, 1997.

     The Boards of Directors have a Distribution Committee. The Distribution Committee is responsible for reviewing distribution activities and 12b-1 expenditures to determine that there is a reasonable likelihood that the 12b-1 plan will benefit each Fund and its shareholders. It is responsible for making recommendations to the boards regarding renewal or changes to the distribution plans. The members of the Distribution Committee during the fiscal year ended December 31, 1996 were Dr. Attwood and Messrs. Yancy, Rockey and McWilliams and during the fiscal year ended October 31, 1997 were Dr. Attwood, Messrs. Rockey and Yancey and Ms. Blake, none of whom is an "interested person" within the meaning of the 1940 Act. The committee met two times during the fiscal year ended December 31, 1996 and three times during the fiscal year ended October 31, 1997.

     The Boards of Directors have an Investment Committee. The Investment Committee performs interim functions for the Boards of Directors, including but not limited to dividend declarations, investment policy preparation and recommendations and portfolio pricing matters. The members of the Investment Committee during the fiscal year ended December 31, 1996 were Dr. Attwood, Mr. *Murphy and Mses. Blake and *Farrell and during the fiscal year ended October 31, 1997 were Messrs. *Murphy and Yancey and Ms. *Farrell. Dr. Attwood, Mr. Yancey and Ms. Blake are not "interested persons" within the meaning of the 1940 Act. The committee met two times during the fiscal year ended December 31, 1996 and two times during the fiscal year ended October 31, 1997.

     The Boards of Directors have an Nominating Committee. Responsibilities of the Nominating Committee include preparing for and recommending replacements for any vacancies in the Boards of Directors, and initial review of policy issues regarding the size, composition and compensation of the Boards of Directors.
The members of the Nominating Committee during the fiscal year ended December 31, 1996 were Messrs. Rockey and McWilliams and Ms. Blake and during the fiscal year ended October 31, 1997 were Dr. Attwood and Messrs. Pavelich and Rockey, none of whom is an "interested person" within the meaning of the 1940 Act. The committee met two times during the fiscal year ended December 31, 1996 and did not meet during the fiscal year ended October 31, 1997.

Executive Officers

     The officers of the Funds are listed in the following table. Each officer serves in a similar capacity for each of the Funds and is an officer, director and/or employee of the Manager, the Distributor and/or the Transfer Agent as indicated in the following table. Officers are selected by the Directors to serve until a successor has been elected. The address of all officers is 601 Main Avenue, Suite 300, Spokane, WA 99201-0613. Officers of the Funds receive no direct remuneration from the Funds for serving in such capacity. Officers of the Funds who are employees of the Manager, the Transfer Agent or the Distributor may be considered to have received remuneration indirectly.

                                                         Business Experience -
        Officer/Age           Title/Period of Service       Past Five Years
        -----------           -----------------------    ---------------------
*William G. Papesh, 54       President                  Director and President,
                             1989 to present            Manager, Distributor
                                                        -------  -----------
                                                        and Transfer Agent;
                                                            --------------
                                                        Director and Executive
                                                        Vice President, Murphey
                                                        Favre, Inc.

Gene G. Branson, 51          Vice President             Director and Sr. Vice
                             19__ to present            President, Distributor
                                                                   -----------
                                                        and Transfer Agent;
                                                            --------------
                                                        Director and Vice
                                                        President, Manager
                                                                   -------

Monte D. Calvin, CPA, 53     Vice President/Treasurer   Executive Vice
                             1988 to present            President, Transfer
                                                                   --------
                                                        Agent
                                                        -----

Jeffrey L. Lunzer, CPA, 36   Assistant Treasurer        Vice President,
                             1987 to present            Transfer Agent
                                                        --------------

John T. West, CPA, 42        Secretary                  Vice President,
                             1993 to present            Transfer Agent
                                                        --------------


Board Approval of the Election of Directors

     At a meeting of the Board of Directors of each Fund held on September 23, 1997, the Board of Directors of each Fund recommended that shareholders vote for each of the Nominees named herein. In recommending that shareholders elect the Nominees as Directors of each Fund, the Board considered each Nominee's experience and qualifications. In particular, each of the Nominees who has not previously served on the Boards has previous experience serving on the Board of Trustees of mutual funds advised by Sierra Services.

Required Vote

     The election of each Nominee as Director of a Fund requires the affirmative vote of a plurality of all votes of the Fund cast at the Meeting, provided that a majority of the shares of the Fund entitled to vote are present in person or by proxy at the Meeting. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nominees named
                                                       ---
herein. If the Nominees are not approved by shareholders of the Fund, the Board of Directors will consider alternate nominations.

     The Board of Directors of each Fund recommends that the shareholders of the Fund vote FOR the election of all Nominees.
          ---



                                  PROPOSAL 3:
                              ELECTION OF TRUSTEES


     At the Meeting, it is proposed that each Fund, as the sole holder of the outstanding shares of the corresponding New Fund prior to the Fund's Reorganization, be authorized to elect the same thirteen Nominees to serve on the Board of Trustees of the Trust. Once elected, each Trustee will hold office until a successor is duly elected and qualified.

     Upon the completion of each Fund's Reorganization, the Trustees of the Trust will succeed to the responsibilities of the Boards of Directors of the Funds. This Proposal to authorize the election of the same Nominees to the Board of Trustees of the Trust is being presented for shareholder approval pursuant to requirements under the 1940 Act for reasons similar to the Proposal to elect the Boards of Directors of the Funds. In particular, the purpose of this authorization procedure is to enable the Trustees of the Trust to be indirectly elected by the shareholders of the Funds in order to avoid the expense of holding a meeting of the shareholders of the Trust to directly elect the Trustees.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Funds know of no reason why any Nominee would be unable or unwilling to serve if elected.

     The Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Trust is not required under Massachusetts law to hold annual meetings, and each Nominee, if elected as Trustee, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, special meetings of share-holders may be called by the Board of Trustees for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Trust's Declaration of Trust. Shareholder meetings of the Trust will be held, in compliance with the 1940 Act, to elect Trustees under certain circumstances and may also be held for other purposes, including to approve matters requiring shareholder action under the 1940 Act.

     The voting to authorize the election of the Trustees of the Trust will differ from the voting to elect Directors of each Fund in two respects. First, the shareholders of each Fund will vote together with the shareholders of all Funds to authorize the election of Trustees because the New Funds will be separate series of a single trust with a single Board of Trustees, in contrast to the Funds which are separate corporations with separate Boards of Directors. Second, there will be no cumulative voting in the authorization to elect Trustees of the Trust because the Trust's Declaration of Trust and Massachusetts business trust law do not provide for cumulative voting, in contrast to each Fund's Articles of Incorporation and Washington corporate law which do provide for cumulative voting.

Information Regarding Nominees

     For information regarding the Nominees, see Proposal 2.

Meetings and Committees of the Board of Trustees

     The initial Board of Trustees of the Trust, which is comprised of the same persons who are the current Directors of each Fund, held one meeting on September 23, 1997. All of the initial Trustees attended that meeting.

     It is expected that the Board of Trustees of the Trust will have the same Committees as the Boards of Directors of the Funds.

Executive Officers

     The officers of the Funds will become officers of the Trust with comparable responsibilities.

Board Approval of the Authorization to Elect Trustees

     At a meeting of the Board of Directors of each Fund held on September 23, 1997, the Board of Directors of each Fund recommended that shareholders vote for the authorization to elect each of the Nominees as Trustees, for the same reasons in recommending the Nominees for election as Directors.

Required Vote

     The authorization to elect each Nominee requires the affirmative vote of a plurality of all votes of the Funds cast at the Meeting, provided that a majority of the shares of each Fund entitled to vote are present in person or by proxy at the Meeting. If your shares are represented at the Meeting but you give no voting instructions, your shares will be voted FOR authorization to
                                                       ---
elect all Nominees. If the Nominees are not approved by shareholders of the Funds, the Boards of Directors will consider alternate nominations.

     The Board of Directors of each Fund recommends that the shareholders of the Fund vote FOR the authorization to elect all Nominees.
          ---



                                  PROPOSAL 4:
                        INVESTMENT MANAGEMENT AGREEMENT


     At the Meeting, it is proposed that the shareholders of each Fund approve an amended Investment Management Agreement for the Fund with the Manager to, among other things, eliminate the obligation of the Manager to reimburse certain Funds for certain expenses in excess of specified amounts. It is also proposed, as part of this Proposal, that the shareholders of each Fund authorize the Fund, as the sole holder of the outstanding shares of the corresponding New Fund prior to the Fund's Reorganization, to approve an Investment Management Agreement for the New Fund with the Manager. The purpose of this latter authorization procedure is to enable the New Fund's Investment Management Agreement to be indirectly approved by the shareholders of the Fund in order to avoid the expense of holding a meeting of shareholders of the New Fund to directly approve the New Fund's Investment Management Agreement. A vote in favor of this Proposal by a shareholder of a Fund will constitute a vote in favor of both the Fund's amended Investment Management Agreement and the authorization of the New Fund's Investment Management Agreement described in this Proposal.

     At a meeting held on September 23, 1997, the Board of Directors of each Fund, including all of the Directors who are not "interested persons" of the Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the Fund's amended Investment Management Agreement and the authorization of the approval of the New Fund's Investment Management Agreement and recommended shareholder approval of this Proposal.

(In addition, at the same meeting, the same persons who comprise the Board of Directors of each Fund acting in their capacity as the initial Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the New Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the New Fund's Investment Management Agreement.)

Existing Investment Management Agreements

     The existing Investment Management Agreements (the "Existing Management Agreements") the Funds with the Manager, which were most recently renewed by the Boards of Directors of the Funds at a meeting held on July 22, 1997, are dated and were last approved by the shareholders of the Funds on the following dates:


                                                       Date of
                                                      Investment    Date Last
                                                      Management   Approved by
                        Fund                           Agreement   Shareholders

Composite Bond & Stock Fund, Inc.                         7/22/97        7/29/82

Composite Growth & Income Fund                            7/22/97        7/29/82

Composite Northwest Fund, Inc.                            7/22/97        5/18/87

Composite Income Fund, Inc.                               7/22/97        7/29/82

Composite U.S. Government Securities, Inc.                7/22/97        7/29/82

Composite Tax-Exempt Bond Fund, Inc.                      7/22/97        7/29/82

Composite Cash Management Company - Money Market          7/22/97        7/29/82
 Portfolio
Composite Cash Management Company - Tax-Exempt            7/22/97        6/16/88
 Portfolio
================================================================================

     The Existing Management Agreements provide that the Manager, in return for its fees, will manage the investment operations of the Fund and the composition of the Fund's portfolio in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information and the resolutions of the Fund's Board of Directors and subject to the following understandings that the Manager will: (a) provide supervision of the Fund's investments and furnish a continuous investment program for the Fund's portfolio; (b) use reasonable care and judgment in the management of the Fund's portfolio; (c) act in conformity with the Articles of Incorporation and the investment policies of the Fund and with the requirements of the 1940 Act and other applicable laws; (d) determine the securities to be purchased or sold by the Fund and place orders for purchase and sale with brokers or dealers selected by the Manager; and (e) provide a list of all transactions concerning the Fund's assets.

     The Existing Management Agreements provide for payment of a monthly fee to the Manager at the following annual rates:


Fund                                                Fee
Composite Bond & Stock       Fee equal to .625% per annum computed on the
 Fund, Inc.                  average daily net assets of the Fund; on assets in
Composite Growth & Income    excess of $250 million, the fee decreases to .50%
 Fund                        per annum.
Composite Income Fund, Inc.
Composite U.S. Government
 Securities, Inc.

Composite Northwest Fund,    Fee computed on the average daily net assets of
 Inc.                        the Fund equal to .625% per annum up to the first
                             $500 million of assets; .50% per annum on assets
                             of $500 million to $1 billion; .375% per annum on
                             assets of $1 billion and above.

Composite Tax-Exempt Bond    Fee equal to .50% per annum computed on the
 Fund, Inc.                  average daily net assets of the Fund; on assets in
                             excess of $250 million, the fee decreases to .40%
                             per annum.

Composite Cash Management    Fee computed on the average daily net assets of
 Company - Money Market      the Fund equal to .45% per annum up to the first
 Fund                        $1 billion of assets; .40% per annum on assets of
Composite Cash Management    $1 billion and above.
 Company - Tax-Exempt
 Money Market Fund

     The Existing Management Agreements provide that the Manager will pay all expenses incurred by it in connection with its activities under the Existing Management Agreement including the salaries and expenses of any of its officers or employees who act as officers, directors or employees of the Fund but excluding the cost of securities purchased for the Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund, and provides the Fund with suitable office space. Other expenses to be incurred in the operation of the Fund (other than those borne by any third party), including taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or the Fund's administrator or any of their affiliates, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory and administrative fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses, costs of stockholders' reports and corporate meetings, costs of implementing and operating the Fund's service plan, and any extraordinary expenses, will be borne by the Fund. In addition, each Fund pays a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

     The Existing Management Agreements for certain Funds contain an obligation of the Manager to reimburse the Fund for certain expenses in excess of specified amount, which obligation would be eliminated in the amended Investment Management Agreements for these Funds. See "Amended Management Agreements" below.

     The services of the Manager are not to be deemed exclusive, and the Manager has the right to render similar services to others, including without limitation other investment companies.

     The Existing Management Agreements are continuations of prior agreements (dated May 27, 1986 in the case of Composite Northwest Fund, Inc., June 16, 1988 in the case of Composite Cash Management Company-Tax-Exempt Portfolio, and July 29, 1982 in the case of the other Funds and, unless terminated, continue in effect provided such continuance is specifically approved at least annually by the vote of a majority of those numbers of the Fund's Board of Directors who are not parties to the agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose, or by a vote of a majority of the outstanding securities of the Fund.

     The Existing Management Agreements may be terminated at any time, without penalty, by either the Fund (by vote of the Fund's Board of Directors or by vote of a majority of the outstanding securities of the Fund) or the Manager, on 60 days prior written notice. The Existing Management Agreements automatically terminate in the event of their assignment.

     The Existing Management Agreements provide that the Manager is not liable for any error of judgment or mistake of law or loss suffered by the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b) of the 1940 Act) or a loss resulting from willfulness reasons, bad faith or gross negligence on its part and the performance of its duties or from reckless disregard by it of its obligations and duties under the Existing Management Agreement.

     The Existing Management Agreements contain certain provisions as to the Manager's proprietary rights regarding names such as "Composite" and the Fund's use of these names.

Amended Management Agreements

     The form of the Amended Management Agreements is somewhat different from the form of the Existing Management Agreements. Aside from the differences in form, the material provisions of the Amended Management Agreement are substantially similar to the material provisions of the Existing Management Agreements, except for (i) in the case of Composite Northwest Fund, Inc., Composite Income Fund, Inc., Composite U.S. Government Securities, Inc., Composite Tax-Exempt Bond Fund, Inc., Composite Cash Management Company-Money Market Portfolio and Composite Cash Management Company - Tax-Exempt Portfolio (the "Reimbursed Funds"), the elimination of the obligation of the Manager to reimburse the Reimbursed Fund for certain expenses in excess of specified amounts as described below (the "Expense Reimbursement Obligation"); (ii) the addition of sub-advisor provisions, but with shareholder approval still required for the retention of a sub-advisor; and (iii) certain clarifications of the Manager's proprietary rights regarding names such as "Composite" and the Fund's use of these names.

     In the case of the Reimbursed Funds, the Expense Reimbursement Obligation being eliminated is as follows:


================================================================================
      Reimbursed Fund                 Expense Reimbursement Obligation
--------------------------------------------------------------------------------

Composite Northwest Fund,    In any fiscal year, the sum of the Fund's expenses
 Inc.                        (excluding taxes, interest and brokerage fees but
                             including the management fee) in excess of 1.5% of
Composite U.S. Government    the average net assets of the Fund up to $30
 Securities, Inc.            million and 1.0% of such net assets over $30
                             million, or *alternatively (as defined under the
Composite Cash Management    securities regulations of any state having
 Company - Money             jurisdiction over the Fund) the expense
 Market Portfolio            limitations of any such state.

Composite Cash Management
 Company - Tax-Exempt
 Portfolio

--------------------------------------------------------------------------------
Composite Income Fund, Inc.  In any fiscal year, the sum of the Fund's expenses
                             (excluding taxes, interest and brokerage fees but
Composite Tax-Exempt Bond    including the management fee) in excess of 1.5% of
 Fund, Inc.                  the average net assets of the Fund up to $30
                             million, 1.0% of such net assets between $30
                             million and $130 million, and .75% of such net
                             assets over $130 million, or *alternatively (as
                             defined under the securities regulations of any
                             state having jurisdiction over the Fund) the
                             expense limitations of any such state.

================================================================================

* Federal law now supersedes any state expense limitation and this alternative limitation is no longer effective.


     The management fee as a percentage of net assets payable by each Reimbursed Fund will be the same under the Amended Management Agreements as under the Existing Management Agreements. The elimination of the Expense Reimbursement Obligation, however, will result in an increase of the management fee to be paid by the Reimbursed Funds or their shareholders. If the elimination of the Expense Reimbursement Obligation had been in effect for the most recently completed fiscal year of the Reimbursed Funds, the management fees payable by the Reimbursed Funds or their shareholders would have been the same as the management fees actually paid under the Existing Management Agreements for all Reimbursed Funds except Composite Northwest Fund, Inc. For comparative information about the management fee actually paid by Composite Northwest Fund, Inc. under the Existing Management Agreement and that which would have been payable if the Expense Reimbursement Obligation had been in effect for its most recently completed fiscal year, see the comparative fee tables in Appendix E attached to this Proxy Statement.

Authorization of Investment Management Agreement for each New Fund

     Upon the completion of each Fund's Reorganization the Existing Management Agreement for each Fund will terminate, and there will be a need for the corresponding New Fund to have a new Investment Management Agreement. Accordingly, it is also proposed, as part of this Proposal, that the shareholders of each Fund authorize the Fund, as the sole holder of the outstanding shares of the corresponding New Fund prior to the Fund's Reorganization, to approve a new Investment Management Agreement for the New Fund with the Manager (a "New Management Agreement"). Each new Management Agreements is identical in substance to the Amended Management Agreement, except for various changes reflecting the new Massachusetts business trust structure, such as (i) new provisions placing the Manager on notice of certain limitations of liability set forth in the Trust's Declaration of Trust and having the Manager agree that obligations of the Trust under the New Management Agreement for a New Fund is limited to the New Fund's assets and (ii) a change in governing law from Washington to Massachusetts.

     The management fee as a percentage of net assets payable by all of the New Funds will be the same under the New Management Agreements as under the Existing Management Agreements. The New Management Agreements will contain the same elimination of the Expense Reimbursement Obligation and other differences from the Existing Management Agreement as the Amended Management Agreements.

     The foregoing discussion of the New Management Agreements, as well as the Amended Management Agreements (which differ from the New Management Agreements only in the respects described above), is qualified in its entirety by the full text of the New Management Agreements, the form of which is attached as Appendix C to this Proxy Statement.

     In evaluating the Amended Management Agreement and New Management Agreements (in particular, the elimination of the Expense Reimbursement Obligation in the case of the Reimbursed Funds), the Board of Directors of each Fund based its determination primarily on its conclusion that the limitation of the Expense Reimbursement Obligation was no longer appropriate and affected only Composite Northwest Fund, Inc. Because of the limitation, the fee for investment services for that Fund was below industry standards.

     After consideration of the above factors and such other factors and information that it deemed relevant, the Board of Directors of each Fund, including all Directors who are not "interested persons" of the Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the Amended Management Agreement and the authorization of the New Management Agreement relating to the Fund and recommended shareholder approval of this Proposal.

The Manager

     The Manager is registered under the Investment Advisors Act of 1940, as amended (the "Advisors Act") and has been in the investment management business since 1944. The Manager is a subsidiary of Washington Mutual, Inc. The principal address of Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.

     The following information is provided for each Director and the principal executive officer of the Manager.

Directors and Principal Executive Officer of the Manager


     Name and Position
     with the Manager             Address             Principal Occupation

William G. Papesh            1201 Third Avenue      Director and President,
  Director and President     Seattle, WA 98101  Composite Research & Management
                                                Co.; Director and President,
                                                Murphey Favre Securities
                                                Services, Inc.


Kerry Killinger              1201 Third Avenue  Chairman, Chief Executive
  Director                   Seattle, WA 98101  Officer and Director,
                                                Washington Mutual Bank.


Monte D. Calvin              1201 Third Avenue  Executive Vice President,
  Director and Treasurer     Seattle, WA 98101  Murphy Favre Securities
                                                Services, Inc.


Craig S. Davis               1201 Third Avenue  Executive Vice President,
  Director                   Seattle, WA 98101  Washington Mutual Inc.;
                                                Chairman, ASB Financial
                                                Services.

Jo Pamela Dawson             1201 Third Avenue  President, WM Financial
  Director                   Seattle, WA 98101  Services, Inc.; President, ASB
                                                Financial Services.



Fees Paid

     For the Fund's most recently completed fiscal year, each Fund paid management fees to the Manager, shareholder services fees to Murphey Favre Securities Services, Inc. (the "Transfer Agent"), and distribution fees to the Distributor as follows:


           Fund              Management Fees    Shareholder       Distribution
                                               Services Fees          Fees

Composite Bond & Stock
 Fund,                            $1,555,733          $222,913          $542,967
 Inc.*

Composite Growth & Income
 Fund*                             1,065,507           193,784           416,801

Composite Northwest Fund,          1,123,204           320,799           467,248
 Inc.*

Composite Income Fund,               599,008           314,258           191,468
 Inc.**

Composite U.S. Government
 Securities, Inc.**                  984,485           146,145           244,944

Composite Tax-Exempt Bond
 Fund, Inc.**                      1,065,379           102,716           355,973

Composite Cash Management
 Company - Money Market
 Portfolio**                         916,867           411,078            21,990
Composite Cash Management
 Company - Tax-Exempt
 Portfolio**                         139,482            26,736                16


     *   Fiscal year ended December 31, 1996
     **  Fiscal year ended October 31, 1996


Required Vote

     Approval of this Proposal for each Fund requires the affirmative vote of the lesser of (i) 67% or more of the Fund's outstanding shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the Fund's outstanding shares, voting together as a single class.

     The Board of Directors of each Fund recommends that the shareholders of the Fund vote FOR approval of this Proposal.
          ---

                                  PROPOSAL 5:
                               DISTRIBUTION PLANS

     At the Meeting, it is proposed that the Class A shareholders of each Fund approve an amended Distribution Plan of the Fund for its Class A shares to change the Class A Distribution Plan from a "reimbursement" type plan to a "compensation" type plan and that the Class B shareholders approve a restated Distribution Plan of the Fund for its Class B shares which does not make any material amendments to the exisiting plan. It is also proposed, as part of this Proposal, that the Class A shareholders and Class B shareholders of each Fund authorize the Fund, as the sole holder of the outstanding Class A and Class B shares of the corresponding New Fund prior to the Fund's Reorganization, to approve Distribution Plans of the New Fund for its Class A and Class B shares. The purpose of this latter authorization procedure is to enable the New Fund's Distribution Plans to be indirectly approved by the shareholders of the Fund in order to avoid the expense of holding a meeting of the shareholders of the New Fund to directly approve the New Fund's Distribution Plans. A vote in favor of this Proposal by Class A and Class B shareholders of a Fund will constitute a vote in favor of the Fund's amended Class A Distribution Plan and restated Class B Distribution Plan, respectively, and of authorizing the Fund to approve the New Fund's Class A Distribution Plan and Class B Distribution Plan, respectively, as described in this Proposal. The Class A and Class B shareholders of each Fund will vote as separate classes on this Proposal.

     At meetings held on July 22, 1997 and September 23, 1997, the Board of Directors of each Fund, including all of the directors who are not "interested persons" of the Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the Fund's amended Class A Distribution Plan and restated Class B Distribution Plan, authorized the Fund to approve the New Fund's Class A and Class B Distribution Plans and recommended shareholder approval. (In addition, at the same meeting, the same persons who comprise the Board of Directors of each Fund, acting in their capacity as the initial Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the New Fund, the Manager or the Distributor within the meaning of the 1940 Act, approved the New Funds's Class A and Class B Distribution Plans.)

Adoption of Existing Plans

     The existing Class A and Class B Distribution Plans (the "Existing Class A and Class B Plans") of the Funds were originally adopted on or about January 11, 1983 and February, 1994 respectively, pursuant to Rule 12b-1 of the 1940
Act. Shareholders have not been previously asked to approve any amendments.

Amended Class A Distribution Plan and Restated Class B Distribution Plan for the Funds

     Amended Class A Plan. Under the Amended Class A Plan, each Fund would be authorized to pay the Distributor as compensation for its distribution services a fee at an annual rate of up to (i) in the case of Composite Cash Management Company - Money Market Portfolio and Composite Cash Management Company - Tax-Exempt Portfolio, .15% of the Fund's average daily net assets attributable to Class A shares and (ii) in the case of the other Funds, .25% of the Fund's average daily net assets attributable to Class A shares, regardless of the Distributor's expenses. These distribution services of the Distributor include payments to registered representatives of the Distributor and Dealers for distribution of the Class A shares, processing and shareholder information services, and costs incurred for marketing and promotional activities. Because the Distributor's fee is not tied directly to its expenses, the amount of compensation may be more or less than its actual expenses. For this reason, the Amended Class A Plan will be characterized as a "compensation" type plan. The Fund is not liable for any expenses incurred by the Distributor in excess of the compensation it receives. The actual rate of distribution fee paid under the Amended Class A Plan, however, is subject to further authorization by the Board of Directors. In connection with the approval of the Amended Class A Plan, the Board of Directors currently has authorized payment of the distribution fee at an actual annual rate of (i) in the case of Composite Cash Management Company - Money Market Portfolio and Composite Cash Management Company - Tax-Exempt Portfolio, 0% of the average daily net assets attributable to Class A shares and
(ii) in the case of the other Funds, .25% of the Fund's average daily net assets attributable to Class A shares. The actual rate from time to time authorized by the Board of Directors may be changed without shareholder approval, provided that the changed rate does not exceed the maximum rate authorized under the Amended Class A Plan.

     The major difference between the Amended Class A Plan and the Existing
Class A Plan is the type of plan. Unlike the Amended Class A Plan, the Existing Class A Plan is a "reimbursement" type plan. Under the Existing Class A Plan, each Fund is authorized to reimburse the Distributor (subject to Board of Director approval) for direct costs of marketing, selling and distributing Class A shares. These costs include service fees, sales literature and prospectuses (other than those provided to current shareholders), and other costs of sales and marketing, including state business and occupation tax assessed on the reimbursements. For all Funds except
Composite Cash Management Company - Money Market Portfolio, costs also include compensation to registered representatives. In addition, the Distributor pays authorized dealers service fees in consideration for account maintenance and other shareholder services. The fees are equal to an annual rate of .25% of the average daily value of shares in the accounts of the dealer or its customers.
For Composite Cash Management Company - Money Market Portfolio, there are no service fees paid to dealers for Class A shares. The reimbursements are authorized at an annual rate of up to (i) in the case of Composite Cash Management Company - Money Market Portfolio and Composite Cash Management
Company - Tax-Exempt Portfolio, .15% of the Fund's average daily net assets attributable to Class A shares and (ii) in the case of the other Funds, .25% of the Fund's average daily net assets attributable to Class A shares. Unreimbursed expenses which have not been accrued in the current fiscal year may not be recovered in future periods. The actual rate of reimbursement payments under the Existing Class A Plan, however, are subject to further authorization by the Board of Directors. In connection with the Existing Class A Plan, the Board of Directors authorized reimbursement at an actual annual rate of (i) in the case of Composite Cash Management Company - Money Market Portfolio, .07% of the
Fund's average daily net assets attributable to Class A shares, (ii) in the case of Composite Cash Management Company - Tax-Exempt Portfolio, 0% of the Fund's average daily net assets attributable to Class A shares, (iii) in the case of Composite Income Fund, Inc., Composite U.S. Government Securities, Inc. and Composite Tax-Exempt Bond Fund, Inc., .20% of the Fund's average daily net assets attributable to Class A shares and (iv) in the case of the other Funds,
 .25% of the Fund's average daily net assets attributable to Class A shares. This actual rate authorized by the Board of Directors may be changed without shareholder approval provided that it does not exceed the maximum rate authorized under the Existing Class A Plan.

     The maximum rate for each Fund authorized under the Amended Class A Plan will be the same maximum rate for the Fund authorized under the Existing Class A Plan. The aggregate distribution fees paid under the Amended Class A Plan, however, may be higher in the future because the Existing Class A Plan permits reimbursement payments to be made only to the extent of the Distributor's actual expenses up to the maximum authorized rate, while the Amended Class A Plan permits the distribution fee to be paid at the maximum authorized rate regardless of the Distributor's actual expenses. The following table shows, for each Fund's most recently ended fiscal year, (i) the actual aggregate amount of such reimbursement payments under the Existing Class A Plan, (ii) the actual aggregate amount of reimbursement payments as a percentage of the Fund's average net assets attributable to Class A shares, (iii) the aggregate amount of distribution fees that would have been paid under the Amended Class A Plan had it been in effect throughout such fiscal year, and (iv) the aggregate amount of such distribution fees that would have been paid as a percentage of the Fund's average net assets attributable to Class A shares:

==================================================================================================================================

                                                                     Actual
                                                             Reimbursement Payment                        Distribution Fee
                                                                under Existing          Distribution        Had Amended
                                           Actual                Class A Plan               Fee          Class A Plan Been
                                    Reimbursement Payment        as Percentage          Had Amended        in Effect as
                                       under Existing           of Fund's Class        Class A Plan        Percentage of
                                        Class A Plan             A Average Net        Been in Effect      Fund's Class A
                                                                    Assets                              Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Composite Bond & Stock Fund,                     $ 394,279                      .17%          $586,725                  .25%
 Inc.*
----------------------------------------------------------------------------------------------------------------------------------
Composite Growth & Income                          265,579                      .17%           388,273                  .25%
 Fund*
----------------------------------------------------------------------------------------------------------------------------------
Composite Northwest Fund, Inc.*                    360,642                      .21%           423,289                  .25%
----------------------------------------------------------------------------------------------------------------------------------
Composite Income Fund, Inc.**                      133,640                      .15%           225,743                  .25%
----------------------------------------------------------------------------------------------------------------------------------
Composite U.S. Government
  Securities, Inc.**                               315,034                      .15%           532,152                  .25%
----------------------------------------------------------------------------------------------------------------------------------
Composite Tax-Exempt Bond
  Fund, Inc.**                                     143,139                      .14%           253,793                  .25%
----------------------------------------------------------------------------------------------------------------------------------
Composite Cash Management
 Company -
  Money Market Portfolio**                         220,720                      .01%           310,800                  .15%
----------------------------------------------------------------------------------------------------------------------------------
Composite Cash Management
 Company -
  Tax-Exempt Portfolio**                                 0                       .0%            47,225                  .15%
==================================================================================================================================

*     Fiscal year ended December 31, 1996
**    Fiscal year ended October 31, 1996

     For additional comparative fee information, see the comparative fee tables set forth in Appendix E to this Proxy Statement.

     In addition to the change from a "reimbursement" type plan to a "compensation" type plan, the Amended Class A Plan has been restated in a separate document rather than as a section of the Distribution Contract. Aside from this change in the type of plan and this difference in form, however, the material provisions of the Amended Class A Plan are identical to the material provisions of the Existing Class A Plan.

     Restated Class B Plan. Under the restated Class B Plan, each Fund is authorized to pay the Distributor as compensation for its services a distribution fee at an annual rate of up to .75% of the Fund's average daily net assets attributable to Class B shares and a service fee at an annual rate of up to .25% of the Fund's average daily net assets attributable to Class B shares, regardless of the Distributor's expenses. The distribution services of the Distributor are substantially the same as those provided under the Amended Class A Plan. Because the Distributor's distribution fee is not tied directly to its expenses, the amount of compensation may be more or less than its actual expenses. For this reason, the restated Class B Plan is characterized as a "compensation" type plan. The Fund is not liable for any expenses incurred by the Distributor in excess of the compensation it receives.

     The Class B Plan has been restated as a separate document, rather than as a section of the Distribution Contract. Aside from this difference in form, however, the material provisions of the restated Class B Plan are identical to the material provisions of the existing Class B Plan. The following table shows, for each Fund's most recently ended fiscal year, (i) the actual aggregate amount of fees paid under the existing Class B Plan, and (ii) the actual aggregate amount of fees paid as a percentage of the Fund's average net assets attributable to Class B shares:

================================================================================
                             Actual Distribution Fee   Actual Distribution Fee
                             under Existing Class B    under Existing Class B
                                      Plan             Plan as Percentage of
                                                       Fund's Class B Average
                                                       Daily Net Assets
--------------------------------------------------------------------------------

Composite Bond & Stock                      $148,688                      1.00%
 Fund, Inc.*
--------------------------------------------------------------------------------
Composite Growth & Income                    151,222                      1.00%
 Fund*
--------------------------------------------------------------------------------
Composite Northwest Fund,                    106,606                      1.00%
 Inc.*
--------------------------------------------------------------------------------
Composite Income Fund,                        57,828                      1.00%
 Inc.**
--------------------------------------------------------------------------------
Composite U.S. Government
  Securities, Inc.**                          26,484                      1.00%
--------------------------------------------------------------------------------
Composite Tax-Exempt Bond
  Fund, Inc.**                                40,939                      1.00%
--------------------------------------------------------------------------------
Composite Cash Management
 Company -                                     1,270                      1.00%
  Money Market Portfolio**
--------------------------------------------------------------------------------
Composite Cash Management
 Company -                                        16                      1.00%
  Tax-Exempt Portfolio**
================================================================================

*    Fiscal year ended December 31, 1996
**   Fiscal year ended October 31, 1996

     For additional fee information, see the comparative fee tables set forth in Appendix E to this Proxy Statement.

Authorization of New Distribution Plans of the New Funds

     The Class A and Class B Distribution Plans of the New Funds will be identical in form and substance to the Amended Class A Distribution Plan and the restated Class B Distribution Plan of the Fund (with the New Funds' Distribution Plans being administered by the Trustees of the Trust rather than the Directors of the Funds).

Additional Information Regarding the Distribution Plans

     The Distribution Plans require that the Board of Directors receive and review, at least quarterly, a written report of amounts expended under the Distribution Plans and the purposes for which such expenditures were made.

     If approved, the Distribution Plans, unless terminated as described below, will continue in effect for two years and from year to year thereafter so long as such continuance is specifically approved, at least annually, by the Fund's Board of Directors (or the Trust's Board of Trustees) and its Directors (or Trustees) who are not "interested persons" within the meaning of the 1940 Act, by vote cast in person at a meeting called for that purpose. The Distribution Plans may be terminated at any time by a vote of a majority of the Directors (or Trustees) who are not "interested persons" or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class A or Class B shares, as applicable. The Distribution Plans may not be amended to increase materially the amount of payments to be made without the approval of the Class A or Class B shareholders, as applicable. In addition, Class B shareholders will be entitled to vote on any amendment to the Class A Plan that would materially increase the fees paid under that Plan as the Class B shareholder have the right to convert their shares into Class A Shares, pursuant to the provisions of the Class B Plan.

     The foregoing discussion of the Distribution Plans is qualified in its entirety by the full text of the forms of the Distribution Plans for the New Funds which are attached as Appendix D to this Proxy Statement.

Board Approval

     The Board of Directors has determined that it would be in the best interests of each Fund and the Class A shareholders of each Fund to change the Distribution Plan for its Class A shares from a "reimbursement-type" plan to a "compensation-type" plan. In making this recommendation, the Directors considered information indicating that approximately 75% of mutual funds with a Distribution Plan authorized by Rule 12b-1 have a "compensation-type" plan. The Distribution Committee of the Board of Directors of each Fund, including all of the Directors who are not "interested persons" within the meaning of the 1940 Act, concluded that it was very important that the distribution of the Class A shares of the Funds not be subject to any competitive disadvantage. Management presented information to the Board of Directors indicating that the Existing Class A Distribution Plan did not correspond to the present standards of the industry as it was a "reimbursement-type" plan. The Directors also concluded that it was in the best interest of the shareholders of Composite Income Fund Inc., Composite U.S. Government Securities Inc., and Composite Tax-Exempt Bond Fund Inc. to increase the authorized fee to .25% of the average daily net assets attributable to Class A shares from .20% of such assets. The Class A shareholders of each of those Funds previously had authorized a maximum distribution fee of .25% of the average daily net assets attributable to Class A shares.

     The Board of Directors of each Fund also considered the possible adverse effects of this change on the Fund's expense ratio and concluded that these effects were relatively small. The Board of Directors of each Fund also took into account the fact that the change in the type of Class A Distribution Plan could possibly benefit the Manager indirectly through larger management fees (which are based on the Fund's average daily net assets).

     The Board of Directors of each Fund ultimately determined, in the exercise of their business judgment and, in light of their fiduciary duties under state law and the 1940 Act, that there is a reasonable likelihood that the Class A Distribution Plan as amended will benefit the Fund and its shareholders.

Required Vote

     Approval of this Proposal for the Class A Distribution Plan and Class B Distribution Plan of each Fund requires the affirmative vote of the lesser of
(i) 67% or more of the Fund's outstanding Class A shares and Class B shares, respectively, present or represented by proxy at the Meeting, if the holders of more than 50% of the Fund's outstanding Class A shares and Class B shares, respectively, are present or represented by proxy at the Meeting, or (ii) more than 50% of the Fund's outstanding Class A shares and Class B shares, respectively, voting as separate classes.

     The Board of Directors of each Fund recommends that the Class A and Class B shareholders of the Fund vote FOR approval of this Proposal.
                              ---

                                  PROPOSAL 6:
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

     At the Meeting, it is proposed that the shareholders of each Fund approve certain amendments to its existing fundamental investment restrictions. A vote in favor of this Proposal by a shareholder of a Fund will be a vote in favor of all proposed amendments to the fundamental investment restrictions relating to that particular Fund described in this Proposal.

     In addition to the fundamental investment restrictions of each Fund, there are also investment objectives and policies that further limit its investment activities. The adoption by the Fund of the amendments of its fundamental investment restrictions will not affect its fundamental investment objectives and policies or its other fundamental investment restrictions.

     At a meeting held on September 23, 1997, the Board of Directors of each Fund, including all of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act), approved these amendments relating to the Fund and recommended that the shareholders of each Fund approve the Proposal. In arriving at its decision, the Board of Directors of each Fund considered the recommendation of the Manager to adopt these amendments. In addition to specific reasons mentioned below for certain amendments, the general reason for these amendments is to give the Manager new or greater flexibility to make certain types of investments that the Manager believes may present attractive investment opportunities having the potential to enhance Fund performance.

All Funds

     Rule 144A Securities. An existing fundamental investment restriction of each Fund prohibits the Fund from investing in securities restricted under federal securities laws. This fundamental investment restriction would be amended to permit each Fund to invest in restricted securities that are eligible for resale in accordance with the provisions of Rule 144A promulgated under the Securities Act of 1933, as amended.

     Recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be. In recognition of the increased size and liquidity of institutional markets for unregistered securities, the Securities and Exchange Commission (the "SEC") adopted Rule 144A, which is designed to facilitate efficient trading of certain unregistered securities among institutional investors. After the adoption of Rule 144A, a significant market in Rule 144A securities has developed. In light of these developments in the securities markets, each Fund's existing fundamental investment restriction with respect to restricted securities (which precludes the Fund from participating in the significant market for 144A securities that has developed) could be overly broad and constraining.

     The fact that a security may be restricted now may not necessarily adversely affect either the liquidity of such investment or the ability of a Fund to determine its value. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid by an investment company if its Directors determine that the securities are, in fact, liquid. If this amendment is approved by shareholders, the Directors of each Fund will delegate to the Manager the function of determining and monitoring the liquidity of Rule 144A securities on a daily basis. In accordance with current regulations, the Directors, however, will retain general oversight and be ultimately responsible for such determination.

     Investing in Rule 144A securities could have the effect of increasing, from time to time, the level of illiquidity of the portfolio securities of a Fund, if and to the extent that the institutional markets become less active. While such conditions are in effect, it could be more difficult to value the shares of a Fund and it could also be more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell illiquid securities on short notice, it would generally be unable to obtain fair market value. If approved by shareholders, this amendment would give the Manager the flexibility to invest only in Rule 144A securities; other restricted securities would not be a permitted investment.

     The Directors are recommending that each Fund's fundamental investment restriction with respect to the investment in securities restricted under federal securities laws be revised to permit the investment in Rule 144A Securities. Each Fund's current restriction states that the Fund may not:
"invest in securities restricted under federal securities laws".

     The proposed, amended fundamental investment restriction is set forth below.

          The Fund may not ...

          invest in securities restricted under federal securities laws (other than securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended).


Composite Income Fund, Inc.

     Below Investment Grade Securities. The existing fundamental investment restrictions of the Fund limit its investments to debt securities, convertible debt securities, preferred stocks and convertible preferred stocks that are not rated within the four highest ratings of Standard & Poor's ("S&P")(AAA, AA, A, or BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) to not more than 20% of the Fund's total assets. The Fund may invest in issues rated CCC by S&P or Caa by Moody's or better, or unrated obligations which the Manager believes to be of comparable quality. The limit on the Fund's investment in these lower rated or unrated securities would be increased to not more than 35% of its assets.

     These "high yield" securities (i.e., securities rated below the four highest grades and referred to as "junk" bonds), whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than the lower yielding, higher-rated fixed-income securities which comprise most of the Fund's portfolio. Risks of high-yield securities include:
(i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

     If approved by shareholders, this amendment would give the Manager greater flexibility to make a determination concerning the risk-return trade-offs on the various grades of securities in light of market conditions and to adjust the Fund's investments accordingly.

     The Directors are recommending that the Funds fundamental investment restriction with respect to the investment in "high yield" securities be increased from 20% of the Fund's total assets to 35% of the Fund's total assets. The Fund's current restriction states that the Fund may invest up to 20% of the Fund's total assets in below investment-grade securities, or in non-rated securities the Manager believes to be comparable. If the proposed, amended fundamental investment restriction is adopted, then the limitation would be changed to 35% and there would be no other change in the description of this restriction.

     Foreign Currency. The Directors recommend that the Fund be permitted to purchase securities denominated in currencies other than U.S. dollars and to receive interest, dividends and sale proceeds in currencies other than U.S. dollars. The Fund would also be permitted to engage in foreign currency exchange transactions for hedging purposes in connection with the purchase and sale of foreign securities or to protect against changes in the value of specific securities held by the Fund, to purchase and sell currencies on a spot (a cash) basis, to enter into forward contracts to purchase or sell foreign currencies at a future date, and to buy and sell foreign currency future contracts and put and call options on foreign currency futures contracts and foreign currencies.

     The Directors are recommending that the Fund's fundamental investment restriction be broadened to permit the Fund to purchase securities denominated in currencies other than U.S. dollars and to engage in foreign currency exchange transactions as described above. The Fund presently is not permitted to engage in this type of investment.

     Dollar Rolls. A "dollar roll transaction" is a transaction in which the Fund, subject to such limits as may be imposed from time to time by policies adopted by the Board of Directors, would be permitted to be simultaneously obligated with respect to forward commitments and sell a portfolio security or enter into a forward commitment sales contract that is coupled with an agreement by the Fund (including a forward commitment) to repurchase the security at a later date.

     Forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. No income accrues to the purchaser of such securities prior to delivery. In the event the purchaser of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the dollar roll may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

     The Trustees are recommending that the fundamental investment restriction be broadened to permit the Fund to engage in dollar roll transactions. The Fund presently is not permitted to engage in this type of investment.


     REITs. Real estate investment trusts, known as "REITs", involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as, possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 as amended (the "1940 Act").

     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     The Directors are recommending that the Fund's fundamental investment restriction be broadened to include the authorization to invest not more than 10% of the total assets of the Fund in securities issued by REITs. The Fund presently is not permitted to engage in this type of investment. The proposed, amended fundamental investment restriction is set forth below.

          The Fund may invest up to 10% of its assets in securities issued by REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as, for example, possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers, and self liquidation.



     Interest Rate Futures. The Directors are proposing that the Fund be permitted, subject to such limits as may be imposed from time to time by policies adopted by the Board of Directors, to invest in interest rate futures. Interest rate futures are entered into to hedge against the effects of changes in the value of the portfolio securities due to changes in interest rates and market conditions without necessarily buying or selling these securities. A risk associated with investing in interest rate futures is that there can be no assurance that there will be a correlation between price movements in the underlying securities and price movements in the securities which are the subject of the hedge. These transactions involve a risk of loss if the Manager were to incorrectly predict changes in interest rates.

     The Directors are recommending that the Fund's fundamental investment restriction be broadened to permit the Fund to invest in interest rate futures. The Fund presently may not engage in this type of investment. The proposed amended fundamental investment restriction is set forth below.

          The Fund may

          subject to such limits as may be imposed from time to time by policies adopted by the Board of Directors, invest in interest rate futures transactions. These transactions involve a risk of loss to the Fund if the manager were to incorrectly predict changes in interest rates.


Composite U.S. Government Securities, Inc.

     U.S. Government Agency Securities. The existing fundamental investment restrictions of the Fund generally limit its investments to obligations issued by the U.S. Government, obligations secured by the full faith and credit of the U.S. Government or its instrumentalities, certificates of the Government National Mortgage Association, and collateralized mortgage obligations and repurchase agreements secured by the foregoing. An additional proposed amendment is to permit the Fund to invest in securities issued by agencies of the U.S. Government. Securities issued by agencies of the U.S. Government may not be supported by the full faith and credit of the U.S. Government.

     The Trustees are recommending that the Fund's fundamental investment restriction with respect to the purchase of obligations issued or guaranteed by the full faith and credit of the U.S. Government be broadened to permit investment in securities issued by agencies or instrumentalities of the U.S. Government which may not be supported by the full faith and credit of the U.S. Government. The Fund's current investment restriction states that the Fund will achieve its objective by: "investing in a selection of obligations issued or guaranteed by the full faith and credit of the U. S. Government. ...".

     The proposed amended fundamental investment restriction is set forth below.

          The intention of this Fund is to achieve its objective by investing in a selection of obligations issued or guaranteed by the full faith and credit of the U.S. Government and securities issued by agencies or instrumentalities of the U.S. Government which may not be supported by the full faith and credit of the U.S. Government. The Fund may also invest in collateralized mortgage obligations or repurchase agreements which are secured by those types of obligations. It is a fundamental policy of the Fund to invest only in the following securities: [Items
          1) 3) 4) 5) omitted].

          2) Obligations secured by the full faith and credit of the U.S. Government or its instrumentalities or securities issued by agencies or instrumentalities of the U.S. Government which are not supported by the full faith and credit of the U.S. Government.

     Dollar Rolls. An additional proposed amendment is to permit the Fund, subject to such limits as may be imposed from time to time by the Board of Directors, to enter into dollar rolls. For a discussion of dollar rolls, see "Composite Income Fund, Inc.-Dollar Rolls" above.

     The Directors are recommending that the fundamental investment restriction be broadened to permit the Fund to engage in dollar roll transactions. The Fund presently is not permitted to engage in this type of investment.

Composite Tax-Exempt Bond Fund, Inc.

     Below Investment Grade Securities. The existing fundamental investment restrictions of the Composite Tax-Exempt Bond Fund, Inc. (the "Tax-Exempt Bond Fund") generally limit its investments to debt, securities, convertible debt securities, preferred stocks and convertible preferred stocks that are not rated within the four highest ratings of S&P (AAA, AA, A, or BBB) or Moody's (Aaa, Aa, A or Baa) to not more than 25% of the Fund's total assets. The Fund may invest in issues rated CCC by S&P or Caa by Moody's or better, or unrated obligations which the Manager believes to be of comparable quality. The limit on the Fund's investment in these lower rated or unrated securities would be increased to not more than 35% of its assets.

     For a discussion of these lower rated or unrated securities, see "Composite Income Fund, Inc. Below Investment Grade Securities."

     The Directors are recommending that the Funds fundamental investments restriction with respect to the investment in "high yield" securities be increased from 20% of the Fund's total assets to 35% of the Fund's total assets. The Fund's current restriction states that the Fund may invest up to 25% [of the Fund's total assets] in below investment-grade securities, or in non-rated securities the Manager believes to be comparable. If the proposed, amended fundamental investment restriction is adopted, then the limitation would be changed to 35% and there would be no other change in the description of this restriction.

     Interest Rate Futures. An additional proposed amendment is to permit the Fund, subject to such limits as may be imposed from time to time by policies adopted by the Board of Directors, to invest in interest rate futures. For a discussion of interest rate futures, see "Composite Income Fund, Inc. - Interest Rate Futures" above.

     The Directors are recommending that the Fund's fundamental investment restriction be broadened to permit the Fund to invest in interest rate futures. The Fund presently may not engage in this type of investment. The proposed, amended fundamental investment restriction is set forth below.

          The Fund may

          subject to such limits as may be imposed from time to time by policies adopted by the Board of Directors, invest in interest rate futures transactions. These transactions involve a risk of loss to the Fund if the Manager were to incorrectly predict changes in interest rates.

Composite Cash Management Company - Money Market Portfolio

     Asset-Backed Securities. A proposed amendment is to permit the Fund to invest up to 10% of its assets in asset-backed securities within the definition of commercial paper, subject to the same credit quality information and rating levels set for commercial paper.

     Asset-backed securities represent an interest in a pool of assets such as motor vehicle installment purchase obligations, credit card receivables, and home equity loans. The Fund will purchase asset-backed securities only if the security or the issuer with respect to comparable securities is: (i) rated by at least two nationally recognized statistical rating organizations (NRSRO) such as S&P or Moody's, in one of the two highest rating categories for short-term securities, (ii) is rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating, or (iii) if not so rated, the security is determined by the Manager to be of comparable quality.

     Foreign Securities. An additional proposed amendment is to permit the Fund to invest in securities offered by foreign governments, their agencies or instrumentalities or by supranationals (such as The World Bank),subject to the condition that such securities meet the eligibility requirements of Rule 2a-7 under the 1940 Act.

     These securities involve certain risks, including those resulting from (i) fluctuations in currency exchange rates, (ii) devaluation of currencies, (iii) future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, and (iv) reduced availability of public information concerning issuers.

     Financial Institution Securities. A further proposed amendment is to permit the Fund to invest in securities issued by U.S. and foreign financial institutions, including brokerage, finance and insurance companies.

     Non-Financial Institution Securities. An additional proposed amendment is to permit the Fund to invest in securities issued by U.S. and foreign non-financial institution corporations and governmental entities, including non-profit corporations, municipalities and institutions.

     The Trustees are recommending that the Fund's fundamental investment restriction be broadened to include the additional investment opportunities described above. The Fund's current investment restrictions do not authorize the purchase of the type of investments described above. The proposed, amended fundamental investment restriction is set forth below:

          The Fund may ...

          . invest up to 10% of its total assets in asset-backed securities within the definition of commercial paper, subject to the same credit quality information and rating levels set for commercial paper;

          . invest in securities offered by foreign governments, their agencies and instrumentalities and supranationals like the World Bank;

          . invest in obligations of foreign financial institutions including brokerage, finance and insurance companies;

          . invest in securities issued by U.S. and foreign non-financial institution corporations and governmental entities, including non-profit corporations, municipalities and institutions.


Required Vote

     Approval of the amendments of the fundamental investment restrictions of each Fund requires the affirmative vote of the lesser of (i) 67% or more of the Fund's outstanding shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting, or (ii) more than 50% of the Fund's outstanding shares, voting together as a single class.

     The Board of Directors of each Fund recommends that the shareholders of the Fund vote FOR approval of this Proposal.
          ---


                             ADDITIONAL INFORMATION

Manager and Distributor

     The Funds are managed by the Manager and distributed by the Distributor. The Manager and the Distributor are subsidiaries of Washington Mutual, Inc. and are located at 1201 Third Avenue, Seattle, WA 98101. For additional information about the Manager and the Distributor, see Proposals 4 and 5.

     Because the Manager, the Distributor and Murphey Favre Securities Services, Inc. (the "Transfer Agent") are subsidiaries of Washington Mutual Bank, those companies might be considered affiliates of Washington Mutual Bank as that term is used in the Banking Act of 1933, popularly known as the Glass-Steagall Act. In a Statement of Policy dated September 1, 1982, the Board of Directors of the Federal Deposit Insurance Corporation concluded that the Glass-Steagall Act does not prohibit insured non-member banks (which would include Washington Mutual
Bank) from establishing an affiliate relationship with subsidiaries (which would include the Manager, the Distributor and the Transfer agent) engaging in a broad range of securities activities. Legal counsel for Washington Mutual

Bank and the Funds have advised the Funds that the relationship between the companies and Washington Mutual Bank does not result in an adverse impact upon the normal investment advisor, distributor and transfer agent functions of those three companies. If changes in federal statutes, new or modified administrative rules, regulations or policies, or court decisions involving the Glass-Steagall Act should indicate that adverse consequences to the Funds may result from the relationship of the companies with Washington Mutual Bank, then Directors of the Funds would be obligated to consider termination of the Investment Management Agreements, the Distribution Contracts, and the Shareholders Service Contracts.

Portfolio Transactions

     In the most recently ended fiscal year of each Fund, the Fund paid no brokerage commissions to affiliated brokers.

Submission of Shareholder Proposals

     The Funds, as currently organized as Washington corporations, do not currently intend to hold annual shareholder meetings and the Trust, as successor to the Funds if the Reorganizations are approved by shareholders and consummated, does not intend to hold annual shareholder meetings. Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for any subsequent shareholder meeting should send their written proposal to the Fund or, after the Reorganizations, the Trust, at the address listed on the cover page of this Proxy Statement (Attention: Secretary).

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                    By Order of the Board of Directors



                                    John T. West
                                    Secretary

                                    October ____, 1997

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

     ___________ Reorganizing as ______ Fund, a series of The Composite Funds

     This Agreement and Plan of Reorganization (the "Agreement") is made as of _________________, 1997 by and between _________________, a Washington corporation [on behalf of its ____________ series] (the "Fund"), and The Composite Funds, a Massachusetts business trust (the "Trust"), on behalf of its _________________ series (the "New Fund").

                             PLAN OF REORGANIZATION

     (a) The Fund will sell, assign, convey, transfer and deliver to the New Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the New Fund shall, on the Exchange Date, assume all of the liabilities of the Fund existing at the Valuation Time and deliver to the Fund (i) a number of full and fractional Class A shares of beneficial interest of the New Fund (the "Class A Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Fund attributable to Class A shares of the Fund transferred to the New Fund on such date less the value of the liabilities of the Fund attributable to Class A shares of the Fund assumed by the New Fund on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the New Fund (the "Class B Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Fund attributable to Class B shares of the Fund transferred to the New Fund on such date less the value of the liabilities of the Fund attributable to Class B shares of the Fund assumed by the New Fund on that date,

(The Class A Reorganization Shares and the Class B Reorganization Shares shall be referred to collectively as the "Reorganization Shares.") [It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").]

     (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Fund shall distribute in complete liquidation to its Class A and Class B shareholders of record as of the Exchange Date the Class A and Class B Reorganization Shares, each shareholder being entitled to receive that proportion of such Class A and Class B Reorganization Shares which the number of Class A and Class B shares of beneficial interest of the Fund held by such shareholder bears to the number of Class A and Class B shares of the Fund outstanding on such date. Certificates representing the Reorganization Shares will not be issued. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund.

     (c) As promptly as practicable after the liquidation of the Fund as aforesaid, the Fund shall be dissolved pursuant to the provisions of the Articles of Incorporation and By-Laws of the Fund, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Exchange Date and, if applicable, such later date on which the Fund is liquidated.

                                   AGREEMENT

     The New Fund and the Fund agree as follows:

     1. Representations, Warranties and Agreements of the New Fund. The New Fund represents and warrants to and agrees with the Fund that:

     a. The New Fund is a series of The Composite Funds, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Composite Funds is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on The Composite Funds. Each of The Composite Funds and the New Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

     b. On the Effective Date, the Composite Funds will be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     c.   [Reserved.]

     d.   [Reserved.]

     e. There are no material legal, administrative or other proceedings pending or, to the knowledge of The Composite Funds or the New Fund, threatened against The Composite Funds or the New Fund, which assert liability on the part of The Composite Funds or the New Fund. The New Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     f. The New Fund has no known liabilities of a material nature, contingent or otherwise.

     g. As of the Exchange Date, the New Fund will have filed all federal and other tax returns and reports which, to the knowledge of The Composite Fund's officers, are required to be filed by the New Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the New Fund. All tax liabilities of the New Fund have been adequately provided for on its books, and no tax deficiency or liability of the New Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the New Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     i. The definitive proxy statement of the Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Fund's shareholders referred to in Section 7(a) (together with the documents incorporated therein by reference, the "Fund Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund and The Composite Funds for use in the Fund Proxy Statement.

     j. There are no material contracts outstanding to which the New Fund is a party, other than as disclosed in the New Fund Prospectus or the Fund Proxy Statement.

     k. The New Fund has no shares of beneficial interest issued and outstanding.

     l. The New Fund was established by the Trustees of The Composite Funds in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the New Fund will elect to be a "regulated investment company" and until such time will take all steps necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     m. The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

     n. The Reorganization Shares to be issued to the Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the New Fund, and no shareholder of the New Fund will have any preemptive right of subscription or purchase in respect thereof.

     o. All issued and outstanding shares of the New Fund at the Exchange Date will be duly and validly issued and outstanding, fully paid and non-assessable by the New Fund. The New Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the New Fund shares, nor is there outstanding any security convertible into any of the New Fund shares.

     2. Representations, Warranties and Agreements of the Fund. The Fund represents and warrants to and agrees with the New Fund that:

     a. The Fund is [a series of shares of Composite Cash Management Company,] a corporation duly established and validly existing under the laws of Washington and has power to own all of its properties and assets and to carry out this Agreement. [The Fund] [Composite Cash Management Company] is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Fund. [Each of Composite Cash Management Company and the] [The] Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

     b. [The Fund] [Composite Cash Management Company] is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Fund as of and for the fiscal year ended [October 31, 1996] [December 31, 1996] will be furnished to the New Fund. Such statement of assets and liabilities and schedule will fairly present the financial position of the Fund as of their date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     d. The prospectus and statement of additional information of [the Fund] [Composite Cash Management Company] dated [February 28, 1997] [April 30, 1997] (collectively, the "Fund Prospectus"), which has been previously furnished to the New Fund, did not contain as of such dates and does not contain, with respect to [Composite Cash Management Company and] the Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Fund [or Composite Cash Management Company], threatened against the Fund [or Composite Cash Management Company], which assert liability on the part of the Fund [or Composite Cash Management Company]. The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     f. There are no material contracts outstanding to which the Fund is a party, other than as disclosed in the Fund Prospectus or the Fund Proxy Statement.

     g. The Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Fund's statement of assets and liabilities as of [October 31, 1996] [December 31, 1996] referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Fund will endeavor to quantify and reflect on its balance sheet all of its material known liabilities and will advise the New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to [October 31, 1996] [December 31, 1996], whether or not incurred in the ordinary course of business.

     h. As of the Exchange Date, the Fund will have filed all federal and other tax returns and reports which, to the knowledge of [the Fund's] [Composite Cash Management Company's] officers, are required to be filed by the Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Fund. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     i. At the Exchange Date, [the Fund] [Composite Cash Management Company, on behalf of the Fund], will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Fund to be transferred to the New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the New Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Fund's investments shown on the schedule of its investments as of [October 31, 1996] [December 31, 1996] referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

     j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the New Fund or the Fund, except as previously disclosed to the New Fund by the Fund.

     k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

     l. The Fund Proxy Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Fund Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund for use in the Fund Proxy Statement.

     m. The Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     n. At the Exchange Date, the Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Fund pursuant to this Agreement, the New Fund will constitute a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act.

     o. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

     p. All issued and outstanding shares of the Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares, except that Class B shares of the Fund are convertible into Class A shares of the Fund in the manner and on the terms described in the Fund Prospectus.

     3.   Reorganization.

     a. Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to sell, assign, convey, transfer and deliver to the New Fund, and the New Fund agrees to acquire from the Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Fund, whether accrued or contingent, in exchange for that number of shares of beneficial interest of the New Fund provided for in Section 4 and the assumption by the New Fund of all of the liabilities of the Fund, whether accrued or contingent, existing at the Valuation Time except for the Fund's liabilities, if any, arising in connection with this Agreement. The Fund will, as soon as practicable after the Exchange Date, distribute all of the Reorganization Shares received by it to the shareholders of the Fund in exchange for their Class A and Class B shares of the Fund.

     b. The Fund will pay or cause to be paid to the New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Fund acquired by the New Fund.

     c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. Exchange Date; Valuation Time. On the Exchange Date, the New Fund will deliver to the Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Fund attributable to Class A shares of the Fund transferred to the New Fund on such date less the value of the liabilities of the Fund attributable to Class A shares of the Fund assumed by the New Fund on that date, (ii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Fund attributable to Class B shares of the Fund transferred to the New Fund on such date less the value of the liabilities of the Fund attributable to Class B shares of the Fund assumed by the New Fund on that date, determined as hereinafter provided in this Section 4.

     a. The net asset value of the Reorganization Shares to be delivered to the Fund, the value of the assets attributable to the Class A and Class B shares of the Fund, and the value of the liabilities attributable to the Class A and Class B shares of the Fund to be assumed by the New Fund shall in each case be determined as of the Valuation Time.

     b. The net asset value of the Class A and Class B Reorganization Shares shall be computed in the manner set forth in the New Fund Prospectus. The value of the assets and liabilities of the Class A and Class B shares of the Fund shall be determined by the New Fund, in cooperation with the Fund, pursuant to procedures which the New Fund would use in determining the fair market value of the New Fund's assets and liabilities.

     c. No adjustment shall be made in the net asset value of either the Fund or the New Fund to take into account differences in realized and unrealized gains and losses.

     d. The New Fund shall issue the Reorganization Shares to the Fund in two certificates registered in the name of the Fund, one representing Class A Reorganization Shares, one representing Class B Reorganization Shares. The Fund shall distribute the Class A Reorganization Shares to the Class A shareholders of the Fund by redelivering such certificate to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class A Fund shareholder in accordance with written instructions furnished by the Fund. The Fund shall distribute the Class B Reorganization Shares to the Class B shareholders of the Fund by redelivering such certificate to the New Fund's transfer agent, which will as soon as practicable set up open accounts for each Class B Fund shareholder in accordance with written instructions furnished by the Fund.

     With respect to any Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Reorganization Shares issued to each shareholder in respect of the Fund shares represented by such certificates; certificates representing the Reorganization Shares will not be issued to Fund shareholders.

     e. The New Fund shall assume all liabilities of the Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Fund or otherwise, except for the Fund's liabilities, if any, pursuant to this Agreement.

     5.   Expenses, Fees, etc.

     a. The parties hereto understand and agree that the transactions contemplated by this Agreement are being undertaken contemporaneously with a general restructuring and consolidation of certain of the registered investment companies advised by Composite Research and Management Company, Sierra Advisors and their affiliates; and that in connection therewith the costs of all such transactions are being [borne by Composite Research and Management Company] [preliminarily allocated on a basis approved, inter alia, by the Trustees of The Composite Trust. Each of the Fund and the New Fund agrees to pay the expenses preliminarily allocated to them but not, however, in an amount exceeding the Relevant Expense Caps. Composite Research and Management Company will bear any and all expenses preliminarily allocated to the Fund and the New Fund to the extent that they would otherwise exceed the Relevant Expense Caps. For these purposes, the "Relevant Expense Caps" shall be $________ for the New Fund and $______ for the Fund.] Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

     b.   [Reserved.]

     c.   [Reserved.]

     d.   [Reserved.]

     e. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. Exchange Date. Delivery of the assets of the Fund to be transferred, assumption of the liabilities of the Fund to be assumed, and the delivery of the Reorganization Shares to be issued shall be made at [place] at [time] as of [December 31, 1997] or at such other time and date agreed to by the New Fund and the Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7.   Meetings of Shareholders; Dissolution.

     a. [The Fund] [Composite Cash Management Company on behalf of the Fund,] agrees to call a meeting of the Fund's shareholders as soon as is practicable after the date of filing of the Fund Proxy Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the New Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Fund.

     b. The Fund agrees that the liquidation and dissolution of the Fund will be effected in the manner provided in the Articles of Incorporation and By-Laws of the Fund, as amended, and in accordance with applicable law and that on and after the Exchange Date, the Fund shall not conduct any business except in connection with its liquidation and dissolution.

     c.   [Reserved.]

     d.   [Reserved.]

     8. Conditions to the New Fund's Obligations. The obligations of the New Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Fund entitled to vote.

     b. That the Fund shall have furnished to the New Fund a statement of the Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Fund's behalf by [the Fund's] [Composite Cash Management Company's] President (or any Vice President) and Treasurer, a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Fund since [October 31, 1996] [December 31, 1996] other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Fund, or changes due to dividends paid or losses from operations.

     c. That the Fund shall have furnished to the New Fund a statement, dated the Exchange Date, signed by [the Fund's] [Composite Cash Management Company's] President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     d. [That the Fund shall have delivered to the New Fund a letter from [LeMaster and Daniels PLLC] dated the Exchange Date stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies as and in the prepared for the fiscal year ended [October 31, 1996] [December 31, 1996] and the period from [November 1, 1996] [January 1, 1997] to the Exchange Date (the latter period being based on unaudited data) and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, for the tax year ended [October 31, 1996] [December 31, 1997] and for the period from [November 1, 1996] [January 1, 1997] to the Exchange Date.]

     e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     f. That the New Fund shall have received an opinion of counsel to the Fund, in form satisfactory to counsel to the New Fund, and dated the Exchange Date, to the effect that (i) [the Fund] [Composite Cash Management Company] is a corporation duly formed and is validly existing under the laws of the State of Washington and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by [the Fund] [Composite Cash Management Company on behalf of the Fund] and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by The Composite Funds, on behalf of the New Fund, is a valid and binding obligation of [the Fund] [Composite Cash Management and the Fund]; (iii) [the Fund] [Composite Cash Management Company, on behalf of the Fund,] has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the New Fund;
(iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate [the Fund's] [Composite Cash Management Company's] Articles or By-Laws or any provision of any agreement known to such counsel to which [the Fund] [[Composite Cash Management Company or the Fund] is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in [the Fund's] [Composite Cash Management Company's] Articles or By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of [the Fund] [Composite Cash Management Company] whose responsibility it is to advise [the Fund] [Composite Cash Management Company and the Fund] with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by [the Fund] [Composite Cash Management Company, on behalf of the Fund,] of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

     g. That the New Fund shall have received an opinion of counsel to the Fund in form satisfactory to counsel to the New Fund (which opinion would be based upon certain factual representations and certain qualifications), with respect to the matters specified in Section 9(g) of this Agreement.

     h. That the New Fund shall have received an opinion of counsel to the Fund in form satisfactory to counsel to the New Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the New Fund upon receipt of the Investments transferred to the New Fund pursuant to this Agreement in exchange for the Reorganization Shares; (ii) the basis to the New Fund of the Investments will be the same as the basis of the Investments in the hands of the Fund immediately prior to such exchange; and (iii) the New Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Fund.

     i. That the assets of the Fund to be acquired by the New Fund will include no assets which the New Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

     j.   [Reserved.]

     k. That the Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in Connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     l. That all actions taken by [the Fund] [Composite Cash Management Company, on behalf of the Fund,] in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the New Fund and its counsel.

     m. [That, prior to the Exchange Date, the Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Fund (i) all of the excess of (x) the Fund's investment break income excludable from gross income under Section 103(a) of the Code over (y) the Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code,
(ii) all of the Fund's investments company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after [October 31, 1996] [December 31, 1996] and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of the Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ending on [October 31, 1996] [December 31, 1996] and the short taxable period beginning on [November 1, 1996] [January 1, 1997] and ending on the Exchange Date.]

     n. That the Fund shall have furnished to the New Fund a certificate, signed by the President (or any Vice President) and the Treasurer of [the Fund] [Composite Cash Management Company, on behalf of the Fund,] as to the tax cost to the Fund of the securities delivered to the New Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the New Fund may reasonably request.

     o. That the Fund's custodian shall have delivered to the New Fund a certificate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

     p. That the Fund's transfer agent shall have provided to the New Fund (i) the originals or true copies of all of the records of the Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

     q. That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Fund or its transfer agent by the New Fund or its agents shall have revealed otherwise, either (i) the Fund shall have taken all actions that in the opinion of the New Fund or its counsel are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the New Fund in amounts sufficient and upon terms satisfactory. in the opinion of the New Fund or its counsel to indemnify the New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Fund to have offered and sold such shares in conformity with such laws.

     r.   That the New Fund shall have received from [LeMaster and Daniels PLLC]
                                                                               -
a letter addressed to the New Fund dated as of the Exchange Date satisfactory in form and substance to the New Fund to the effect that, on the basis of limited procedures agreed upon bat the New Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Fund to be exchanged for the Reorganization Shares has been determined in accordance with the provisions of The Composite Funds' Declaration of Trust, pursuant to the procedures customarily utilized by the New Fund in valuing its assets and issuing its shares.

     9. Conditions to the Fund's Obligations. The obligations of the Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Fund entitled to vote.

     b.   [Reserved.]

     c. That The Composite Funds, on behalf of the New Fund, shall have executed and delivered to the Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the New Fund will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

     d. That the New Fund shall have furnished to the Fund a statement, dated the Exchange Date, signed by The Composite Funds' President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the New Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the New Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such date.

     e. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

     f. That the Fund shall have received an opinion of counsel to the New Fund in form satisfactory to counsel to the Fund, and dated the Exchange Date, to the effect that (i) The Composite Funds is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Reorganization Shares to be delivered to the Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the Composite Funds and the New Fund and no shareholder of the New Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by The Composite Funds on behalf of the New Fund and, assuming that the Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by [the Fund] [Composite Cash Management Company, on behalf of the Fund,] is a valid and binding obligation of The Composite Funds and the New Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate The Composite Funds' Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which The Composite Funds or the New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in The Composite Funds' Declaration of Trust, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer whose responsibility is to advise The Composite Funds and the New Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by The Composite Funds on behalf of the New Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

     g. That the Fund shall have received an opinion of counsel to the New Fund dated the Exchange Date in form satisfactory to counsel to the Fund (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Fund on the distribution of the Reorganization Shares to them in exchange for their shares of the Fund; (iii) the tax basis of the Reorganization Shares that the Fund's shareholders receive in place of their Fund shares will be the same as the basis of the Fund shares; and (iv) a shareholder's holding period for the Reorganization Shares received pursuant to this Agreement will be determined by including the holding period for the Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Fund shares as a capital asset.

     h. That all actions taken by The Composite Funds on behalf of the New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Fund and its counsel.

     i.   [Reserved.]

     j. That the New Fund shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     10.  Indemnification.

     a. The Fund shall indemnify and hold harmless, out of the assets of the Fund (which shall be deemed to include the assets of the New Fund represented by the Reorganization Shares following the Exchange Date) but no other assets, the trustees and officers of The Composite Funds (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Fund contained in the Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Fund required to be stated therein or necessary to make the statements relating to the Fund required to be stated therein or necessary to make the statements relating to the Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Fund. The Indemnified Parties will notify the Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified parties shall constitute a guarantee of payment so that the Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties, first paying the same. The indemnification obligations of the Fund under this Section 10(a) shall be assumed by the New Fund upon the Exchange Date, at which time the Fund shall be automatically released from such indemnification obligation.

     b. The New Fund shall indemnify and hold harmless, out of the assets of the New Fund but no other assets, the directors and officers of the Fund for purposes of this subparagraph, the ("Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the New Fund contained in the Fund Proxy Statement or any amendment or supplement thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to The Composite Funds or the New Fund required to be stated therein or necessary to matte statements relating to The Composite Funds or the New Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding. or threatened claim, action, suit or proceeding made with the consent of The Composite Funds or the New Fund. The Indemnified Parties will notify The Composite Funds and the New Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The New Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the New Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The New Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the New Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

     11. No Broker, etc. Each of the Fund and the New Fund represents that there is no person who has dealt with it, or The Composite Funds [or Composite Cash Management Company] who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. Termination. The Fund and the New Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Fund or the New Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by [______________, 1998] this Agreement shall automatically terminate on that date unless a later date is agreed to by the Fund and the New Fund.

     13.  [Reserved.]

     14. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

     16. Declaration of Trust. A copy of the Declaration of Trust of The Composite Funds on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of The Composite Funds on behalf of the New Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of The Composite Funds individually but are binding only upon the assets and property of the New Fund.

                              ----------------------------- ,
                              a Washington corporation
                              [on behalf of its       series]
                                                -----

                              By
                                -------------------------------
                                 Its
                                     --------------------------


                              The Composite Funds,
                              a Massachusetts business trust,
                               on behalf of its      series
                                                ----

                              By
                                --------------------------------
                                 Its
                                     ---------------------------

                                                                      APPENDIX B

                         SUMMARY OF DISSENTERS' RIGHTS
                 UNDER THE WASHINGTON BUSINESS CORPORATION ACT

     The following summary of the availability of dissenters' rights for shareholders of each Fund under Chapter 23B.13 of the WBCA is qualified in its entirety by reference to Chapter 23B.13, a copy of which is set forth below in this Appendix B.

     Any shareholder contemplating the exercise of dissenters' rights is urged to review the full text of Chapter 23B.13. The procedure set forth in such Chapter must be followed exactly or any dissenters' rights may be lost.

     A holder of shares in a Fund who properly follows the procedure for dissenting and demanding payment for such holder's shares pursuant to Chapter 23B.13 (as summarized below) may be entitled to receive in cash the "fair value" of such holder's shares in lieu of the consideration provided for in the Plan. The "fair value" of a dissenter's shares will be the value of such shares immediately prior to the Exchange Date, excluding any appreciation or depreciation in anticipation of the Reorganization unless exclusion would be inequitable. The "fair value" could be more than, equal to, or less than the value of the consideration the shareholder would receive pursuant to the Plan if the shareholder did not dissent. In the event the dissenting shareholder and the Fund cannot agree on a "fair value" of the dissenter's shares, "fair value" may ultimately be determined by a court in an appraisal proceeding.

     To properly exercise dissenters' rights with respect to the Reorganization and be entitled to compensation, a holder of shares in a Fund must, among other things, (i) prior to the Reorganization, deliver written notice of such holder's intent to demand payment for such holder's shares if the Reorganization is effected, (ii) not vote such holder's shares in favor of the Reorganization and
(iii) timely deliver a demand for payment, certify whether such holder acquired beneficial ownership before the date of first announcement to news media or to shareholders of the terms of the Reorganization, and deposit such holder's stock certificates. Thus, any holder of shares in a Fund who wishes to dissent and who returns a proxy in the enclosed form must mark it with voting instructions
(a) that such holder's shares are to be voted against the Reorganization or (b) that such holder's shares are to abstain from voting on the Reorganization. If the shareholder returns a proxy (x) marked with instructions that such holder's shares are to be voted in favor of the Reorganization or (y) without marking voting instructions, such holder's shares will be voted in favor of the Reorganization and such holder will lose any dissenters' rights.

     Within ten days after the Exchange Date, the Fund will send written dissenters' notice to each shareholder who satisfied the requirements of (i) and
(ii) above, indicating where the payment demand must be sent and where and when stock certificates must be deposited. Such notice will include, among other things, a form of payment demand, and will set the date by which the Fund must receive the payment demand, which date may not be less than 30 nor more than 60 days after the dissenters' notice is delivered.

     Shareholders who fail to timely deliver written notice of their intent to demand payment or who vote in favor of the Reorganization will not be entitled to receive this notice and will be bound by the terms of the Plan. Written notice of intent to demand payment (and other communications regarding dissenters' rights) should be addressed to the Fund at the address listed on the cover page of this Proxy Statement (Attention: Secretary). Such written notice of intent to demand payment must be received by the Fund prior to the Reorganization.

     A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if (a) the beneficial shareholder submits to the Fund the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and
(b) the beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

     Within 30 days after the later of the Exchange Date or the date the payment demand is received, the Fund will pay each dissenter who complied with the conditions above the amount that the Fund estimates to be the fair value of such holder's shares, plus accrued interest. The payment must be accompanied by certain documents specified in Chapter 23B.13.

     A dissenter may then (i) notify the Fund in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and (ii) demand payment of the dissenter's estimate, less any payment made, in certain circumstances as specified in Chapter 23B.13.

     A dissenter will be deemed to have waived the right to demand payment of the dissenter's estimate unless the dissenter notifies the Fund of such payment demand in writing within 30 days after the Fund makes or offers payment for the dissenter's shares.

     If a demand for payment of the dissenter's estimate remains unsettled, the Fund will commence a legal proceeding as specified in Chapter 23B.13.

     The right of a dissenting shareholder to obtain payment of the fair value of such shareholder's shares will terminate upon the occurrence of certain events specified in Chapter 23B.13, including the abandonment or recision of the Reorganization.

     Certain special provisions specified in Chapter 23B.13 apply to shares acquired after the date of the first announcement to news media or to shareholders of the terms of the Reorganization.

     Notwithstanding the foregoing summary of the availability of dissenters' rights under the statutory provisions of the WBCA, Washington case law includes a judicially developed exception to dissenters' rights where a merger of a corporation into another corporation is effected solely for the purpose of re-domiciling. The Funds are not aware of any judicial decision extending this exception to a sale of all or substantially all assets effected solely for the purpose of re-domiciling where the re-domiciling involves a change in the form of organization.

     The full text of Chapter 23B.13 is set forth below.



                                 CHAPTER 23B.13

                               DISSENTERS' RIGHTS

     23B.13.010  DEFINITIONS.--As used in this chapter:

     (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.

     (3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

     (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder.

     23B.13.020  RIGHT TO DISSENT.

     (1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party
(i) if shareholder approval is required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation and the shareholder is entitled to vote on the merger, or (ii) if the corporation is a subsidiary that is merged with its parent under RCW 23B.11.040;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

     (c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

     (d) An amendment of the articles of incorporation that materially reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under RCW 23B.06.040; or

     (e) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of Directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.900 through 25.10.955, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.

     (3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder's shares shall terminate upon the occurrence of any one of the following events:

     (a) The proposed corporate action is abandoned or rescinded;

     (b) A court having jurisdiction permanently enjoins or sets aside the corporate action; or

     (c) The shareholder's demand for payment is withdrawn with the written consent of the corporation.

     23B.13.030  DISSENT OF NOMINEES AND BENEFICIAL OWNERS.

     (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter's other shares were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

     23B.13.200  NOTICE OF DISSENTERS' RIGHTS.

     (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

     (2) If corporate action creating dissenters' rights under RCW 23B.13.020 is taken without a vote of shareholders, the corporation, within ten days after [the] effective date of such corporate action, shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in RCW 23B.13.220.

     23B.13.210  NOTICE OF INTENT TO DEMAND PAYMENT.

     (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must (a) deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effected, and (b) not vote such shares in favor of the proposed action.

     (2) A shareholder who does not satisfy the requirements of subsection (1) of this section is not entitled to payment for the shareholder's shares under this chapter.

     23B.13.220 DISSENTERS' NOTICE.

     (1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of RCW 23B.13.210.

     (2) The dissenters' notice must be sent within ten days after the effective date of the corporate action, and must:

          (a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

          (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1) of this section is delivered; and

          (e) Be accompanied by a copy of this chapter.

     23B.13.230  DUTY TO DEMAND PAYMENT.

     (1) A shareholder sent a dissenters' notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to RCW 23B.13.220(2)(c), and deposit the shareholder's certificates in accordance with the terms of the notice.

     (2) The shareholder who demands payment and deposits the shareholder's share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.

     (3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter.

     23B.13.240  SHARE RESTRICTIONS.

     (1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.

     (2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

     23B.13.250 PAYMENT.

     (1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

     (2) The payment must be accompanied by:

          (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (b) An explanation of how the corporation estimated the fair value of the shares;

          (c) An explanation of how the interest was calculated;

          (d) A statement of the dissenter's right to demand payment under RCW 23B.13.280; and

          (b) A copy of this chapter.

     23B.13.260  FAILURE TO TAKE ACTION.

     (1) If the corporation does not effect the proposed action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

     (2) If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to undertake the proposed action, it must send a new dissenters' notice under RCW 23B.13.220 and repeat the payment demand procedure.

     23B.13.270  AFTER-ACQUIRED SHARES.

     (1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer an explanation of how it estimated that fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RCW 23B.13.280.


     23B.13.280  PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

     (1) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under RCW 23B.13.250, or reject the corporation's offer under RCW 23B.13.270 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

          (a) The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

          (b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or

          (c) The corporation does not effect the proposed action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

     (2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

     23B.13.300  COURT ACTION.

     (1) If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (2) The corporation shall commence the proceeding in the superior court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (4) The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.

     (5) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (6) Each dissenter made a party to the proceeding is entitled to judgment
(a) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

     23B.13.310  COURT COSTS AND COUNSEL FEES.

     (1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.

     (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or

          (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Chapter 23B.13 RCW.

     (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

                                                                      APPENDIX C


                        INVESTMENT MANAGEMENT AGREEMENT

     INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"), dated __________, 1997, between The Composite Funds, a Massachusetts business trust, (the "Trust"), on behalf of each of its series which are listed on the signature page of this Agreement (each referred to herein as a "Fund") and Composite Research & Management Co., a Washington corporation (the "Manager").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, the Trust is an open-end series management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, each Fund, as a separate series of the Trust, desires to retain the Manager to render investment management services to the Fund, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1.   Appointment.  The Fund hereby appoints the Manager to act as investment
     -----------
manager to the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2.   Management.  Subject to the supervision of the Board of Trustees of the
     ----------
Trust, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the Trust's Board of Trustees and subject to the following understandings:

     (a) The Manager shall provide supervision of the Fund's investments, furnish a continuous investment program for the Fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by the Fund, and what portion of the assets will be invested or held as cash.

     (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust (as hereinafter defined) of the Trust and the investment policies of the Fund as determined by the Board of Trustees of the Trust.

     (c) The Manager shall determine the securities to be purchased or sold by the Fund and shall place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Fund and/or other accounts over which the Manager exercises investment discretion.

     (d) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

     (e) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940) Act"), the Manager, at its expense, may select and contract with one or more investment advisers (the "Subadviser") for the Fund to perform some or all of the services for which it is responsible pursuant to this Section 2. The Manager shall be solely responsible for the compensation of any Subadviser of the Fund for its services to the Fund. The Manager may terminate the services of any Subadviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Subadviser unless and until a successor Subadviser is selected. To the extent that more than one Subadviser is selected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Subadviser.

3.   Services Not Exclusive.  The investment management services rendered by the
     ----------------------
Manager hereunder to the Fund are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

4.   Expenses.  During the term of this Agreement, the Manager shall pay all
     --------
expenses incurred by it in connection with its activities under this Agreement including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the Trust but excluding the cost of securities purchased for the Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund, and shall provide the Fund with suitable office space. Other expenses to be incurred in the operation of the Fund (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's or the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the Fund or the Trust, as applicable, and any extraordinary expenses will be borne by the Fund.

5.   Compensation.  For the services provided pursuant to this Agreement, each
     ------------
Fund shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets of the Fund as stated in Schedule A attached hereto. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee equal to the sub-advisory fee payable to the sub-advisor, if any, under its sub-advisory agreement to the sub-advisor for sub-advisory services. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee to Murphey Favre Securities Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to Composite Funds Distributor, Inc. for facilitating distribution of the Fund. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the Fund solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

6.   Limitation of Liability.  The Manager shall not be liable for any error of
     -----------------------
judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

7.   Delivery of Documents.  The Trust has heretofore delivered to the Manager
     ---------------------
true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

     (a) Agreement and Declaration of Trust (such Agreement and Declaration as presently in effect and as amended from time to time, the "Declaration of Trust");

     (b)   Bylaws of the Trust;

(c) Registration Statement under the Securities Act of 1933 and under the 1940 Act of the Trust on Form N-1A, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Fund and the shares of the Fund;

     (d) Notification of Registration of the Trust under the 1940 Act on Form N-8A;

     (e) Prospectuses of the Fund (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

     (f) Statement of Additional Information of the Fund (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

8.   Duration and Termination.  This Agreement shall become effective as of the
     ------------------------
date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees including a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, (a) this Agreement may be terminated at any time, without the payment of any penalty, by either the Fund (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or the Manager, on sixty (60) days prior written notice to the other and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

9.   Amendments.  No provision of this Agreement may be amended, modified,
     ----------
waived or supplemented except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

10.  Use of Name and Logo.  The Fund agrees that it shall furnish to the
     --------------------
Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the Fund or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The Fund further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

     The Manager and/or its affiliates own the names "Sierra", "Composite" and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the Fund, which names may be used by the Fund or the Trust only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the Trust and by the Fund of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force,
(ii) the Fund and the Trust shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of the Fund and the Trust. No such name shall be used by the Fund or the Trust at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the Fund and the Trust to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the Fund and the Trust acknowledge and agree that as between the Manager and/or its affiliates and the Fund or the Trust, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the Fund and the Trust agree to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the Fund and the Trust agree that, upon (i) any violation of the provisions of this Agreement by the Fund or the Trust or (ii) any termination of this Agreement, by either party or otherwise, the Fund and the Trust will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the Fund and the Trust so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the Fund and the Trust shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

     The provisions of this section shall survive termination of this Agreement.

11.  Notices.  Any notice or other communication required to be given pursuant
     -------
to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the Fund: 601 W. Main Ave., Suite 300, Spokane, Washington 99201; or if to the Manager: 1201 Third Avenue, Suite 1220, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

12.  Miscellaneous.
     -------------

     (a) Except as otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     (b) The Trust shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Fund as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

     (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

     (d) If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.  Declaration of Trust and Limitation of Liability.  A copy of the
     ------------------------------------------------
Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Trust on behalf of the Trustees of the Trust, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of any other series of the Trust or upon any of the Trustees, officers, employees, agents or shareholders of the Fund or the Trust individually.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.


                         THE COMPOSITE FUNDS, on behalf of its series COMPOSITE BOND & STOCK FUND,
                         COMPOSITE GROWTH & INCOME FUND,
                         COMPOSITE U.S. GOVERNMENT SECURITIES   FUND,
                         COMPOSITE TAX-EXEMPT BOND FUND,
                         COMPOSITE CASH MANAGEMENT COMPANY
                              MONEY MARKET FUND,
                         COMPOSITE CASH MANAGEMENT COMPANY
                              TAX-EXEMPT MONEY MARKET FUND,
                         COMPOSITE NORTHWEST FUND



                         By:  __________________________________
                              Name:
                              Title:
Attest:


By:  ___________________________________
     Name:
     Title:
                         COMPOSITE RESEARCH &
                         MANAGEMENT CO.

                         By:  ___________________________________
                              William G. Papesh
                              President
Attest:

By:  ___________________________________
     Sharon L. Howells
     Secretary

                                                                      APPENDIX D

                              THE COMPOSITE FUNDS
                           CLASS A DISTRIBUTION PLAN

                            Dated December ___, 1997

     This Class A Distribution Plan dated as of December ___, 1997 (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by The Composite Funds, a business trust organized under the laws of the Commonwealth of Massachusetts and registered with the Securities and Exchange Commission under the Act as an open-end series management investment company (the "Trust"), the Trustees of the Trust having concluded that there is a reasonable likelihood that this Plan will benefit the Trust and the shareholders of its Funds.

Section 1. Annual Fee.

     The Trust will pay to or at the direction of the distributor of its Class A shares (the "Distributor"), an annual fee or portions thereof for services rendered or expenses incurred by the Distributor or any other person with which the Distributor has a written agreement to provide services as permitted by the Plan and the distribution agreement with the Distributor (each a "Designated Provider") in connection with the offering and sale of each series of the Trust's shares (each, a "Fund," and together, the "Funds"). The annual fee or portions thereof paid to the Distributor or at the direction of the Distributor to the Designated Providers under the Plan will be calculated daily and paid monthly in arrears by the Trust in the aggregate at the annual rate of .25% of the average daily net assets of each of the Funds other than the Composite Money Market Fund and Composite Tax-Exempt Money Market Fund. For the latter funds, the annual fee is .15% of its average daily net assets.

Section 2. Expenses Covered by Plan.

          (a) The annual fee paid to the Distributor or at the direction of the Distributor to the Designated Providers under Section 1 of the Plan may.be used by the Distributor or Designated Providers to cover any expenses primarily intended to result in the sale of the Trust's Class A shares, including, but not limited to: (i) payments made to, and expenses of, the registered representatives and other employees of the Distributor or Designated Providers that are registered broker-dealers and engage in the distribution of the Trust's shares; (ii) payments made to, and expenses of, persons who provide support services in connection with the sale of the Trust's Class A shares, including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Trust, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust's transfer agent, sub-transfer agent or any shareholder servicing agent; (iii) costs relating to the formulation and implementation of marketing and promotional activities regarding the Trust's Class A shares, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (iv) costs of printing and distributing prospectuses, statements of additional information and reports of the Trust to prospective Class A shareholders of the Trust; (v) costs involved in preparing, printing and distributing advertising and sales literature pertaining to the Trust's Class A shares; and (vi) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Trust may, from time to time, deem advisable regarding the Commands Class A shares.

          (b) Any Manager for each of the Funds, may use its investment advisory fee for purposes that may be deemed to be directly or indirectly related to the distribution of Companies Class A shares. To the extent that such uses might be considered to constitute the direct or indirect financing of activities primarily intended to result in the sale of the Trust's Class A shares, such uses are expressly authorized under the Plan.

          (c) Each Fund will record all payments made under the distribution plan as expenses in the calculation of its net investment income. The amount of distribution expenses incurred by the Distributor that may be paid pursuant to the plan in future periods will not be incurred as a liability, unless the standards for accrual of a liability under generally accepted accounting principles have been satisfied. Such distribution expenses will be recorded as an expense in future periods as they are paid by a Fund.

Section 3. Approval by Shareholders.

     The Plan will not take effect, and no fee will be payable in accordance with Section 1 of the Plan, with respect to the Class A shares of a particular Fund until the Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Class A shares of the Fund. The Plan will be deemed to have been approved with respect to the Class A shares of a Fund so long as a majority of the outstanding Class A shares of the Fund votes for the approval of the Plan, notwithstanding that: (a) the Plan has not been approved by a majority of the outstanding voting securities of any other class of such Fund or any other Fund or (b) the Plan has not been approved by a majority of the outstanding voting securities of the Trust in the aggregate.

Section 4. Approval by Trustees.

     Neither the Plan nor any related agreements will take effect until approved by a majority vote of both (a) the full Board of Trustees of the Trust and (b) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purposes of voting on the Plan or the related agreements.

Section 5. Continuance of the Plan.

     The Plan will continue in effect for so long as its continuance is specifically approved at least annually by the company's Board of Trustees in the manner described in Section 4 above.

Section 6. Termination.

     The Plan may be terminated at any time with respect to any Fund by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding Class A shares of the Fund. The Plan may remain in effect with respect to the Class A shares of a particular Fund even if the Plan has been terminated in accordance with this Section 6 with respect to the Class A shares of one or more of the other Funds.

Section 7. Amendments.

     The Plan may not be amended with respect to the Class A shares of a Fund so as to increase materially the amount of the fee described in Section 1 above with respect to the Class A shares of the Fund, unless the amendment is approved by a vote of at least a majority of the outstanding Class A shares of that Fund. No material amendment to the Plan may be made unless approved by the Trust's Board of Trustees in the manner described in Section 4 above.

Section 8. Selection of Certain Trustees.

     While the Plan is in effect, the selection and nomination of the Trust's Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

Section 9. Written Reports.

     In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to the Plan or any related agreement will prepare and furnish to the Trust's Board of Trustees, and the Board will review, at least quarterly, written reports, complying with the requirements of Rule 12b-1, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

Section 10. Preservation of Materials.

     The company will preserve copies of the Plan, any agreement referring to the Plan and any report made pursuant to Section 9 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

Section 11. Meanings of Certain Terms.

     As used in the Plan, the terms "interested person. and Majority of the outstanding voting securities. will be deemed to have the same meaning that those terms have under the Act and the rules and regulations under the Act, subject to any exemption that may be granted to the Trust under the Act by the Securities and Exchange Commission.

Section 12. Limitation of Liability.

     The execution of the Plan by an officer of the Trust has been authorized by both the Trust's Board of Trustees and the sole shareholder of the Class A shares of each Fund. As provided in the Trust's Declaration of Trust dated as of September 19, 1997, as amended from time to time (the "Trust Agreement"), in undertaking those actions, the officer, the Board of Trustees and the sole shareholder have each acted on behalf of the Trust. In addition, as provided in the Trust Agreement, the obligations imposed under the Plan are binding only upon the assets and property of the Trust and are not binding upon the officer executing the Plan, the Trust's Board of Trustees or the sole shareholder of the Class A shares of each of the Funds. The Trust Agreement is on file with the Secretary of the Commonwealth of Massachusetts.

                              THE COMPOSITE FUNDS
                           CLASS B DISTRIBUTION PLAN

                            Dated December ___, 1997

     This Class B Distribution Plan dated as of December ___, 1997 (the "Plan") is adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by The Composite Funds, a business trust organized under the laws of the Commonwealth of Massachusetts and registered with the Securities and Exchange Commission under the Act as an open-end series management investment company (the "Trust"), the Trustees of the Trust having concluded that there is a reasonable likelihood that this Plan will benefit the Trust and the shareholders of its Funds.

Section 1. Distribution Fee.

     (a)   Payment. The Trust may pay to each person as may from time to time be
           -------
engaged and appointed to act as the distributor of its Class B shares at such point in time (any such person, a "Distributor," and such shares, "Shares"), a distribution fee for services rendered and expenses borne in connection with the offering and sale of Shares of one or more series of the Trust (each such series, a "Fund, and together, the "Funds"). The aggregate distribution fees in respect of Shares of such Fund payable to all Distributors shall not be greater than the annual rate so specified on such Schedule A. Each distribution
                                          ----------
agreement shall provide that the Distributor that is a party to such agreement will receive its Allocable Portion of the fee specified in such agreement. Each Distributor's "Allocable Portions of the total distribution fee payable in respect of Shares of any Fund during any period shall be the portion of such distribution fees allocated to such Distributor in accordance with the Distributor's Allocation Schedule. The Allocation Schedule is, in respect of any Shares of any Fund, a schedule assigning to each of the current and former Distributors of Shares of a Fund the portion of the total distribution fees payable by the Trust in respect of all of the Shares of such Fund which has been earned by such Distributor.

     No amount shall be paid by the Trust in contravention of any applicable exemptive order, rule or regulation issued by the Securities and Exchange Commission.

     (b)  Receipt, Retention, Direction of Payment. Any Distributor (i) may
          ----------------------------------------
retain all or any part of the distribution fee payable to it as compensation for distribution services it provides to the applicable Fund and/or as reimbursement for expenses associated with such services, (ii) may use all or any part of such fee to compensate or reimburse persons that provide distribution services to such Fund; and (iii) may direct the Trust to pay any part or all of such fee directly to persons providing funds to a Distributor to cover or otherwise enable the incurring of expenses associated with such services.

Section 2. Distribution Services.

     (a)  Services. A Distributor will be deemed to have fully earned its
          --------
Allocable Portion of the distribution fee payable in respect of Shares of a Fund upon the sale of the Commission Shares of such Fund taken into account in determining such Distributor's Allocable Portion of such distribution fees.

For this purpose, "Commission Share" of a Fund is each share of such Fund which is issued under circumstances which normally create an obligation of the holder of such Share to pay a contingent deferred sales charge upon redemption of such Share (excluding any Shares of such Fund issued in connection with a permitted free exchange) and any such Share shall not cease to be a Commission Share prior to the redemption (including redemption in connection with a permitted free exchange) or conversion, even though the obligation to pay the contingent deferred sales charge shall have expired or conditions for waivers thereof shall exist. Such distribution services may include any activities or expenses primarily intended to result in the sale of Shares, including, but not limited to: (i) payments made to, and expenses of, a Distributor's registered representatives and other employees of a Distributor or other broker-dealers that engage in the distribution of the Shares; (ii) payments made to, and expenses of, persons who provide support services in connection with the sale of the Shares, including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Trust, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust's transfer agent, sub-transfer agent or any shareholder servicing agent; (iii) costs relating to the formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (iv) costs of printing and distributing prospectuses, statements of additional information and reports of the Trust to prospective shareholders of the Trust; (v) costs involved in preparing, printing and distributing advertising and sales literature pertaining to the Trust; (vi) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Trust may, from time to time, deem advisable; and (vii) amounts payable by a Distributor under arrangements entered into by such Distributor to raise funds to cover the expenditures in clauses (i) through (vi) of this Section 2(a).

     (b)  Continuation.  Notwithstanding Section 5, 6 and 7 hereof, the Trust
          ------------
may agree with any Distributor that, so long as no Complete Termination (as defined in Section 6(b) hereof) of this Plan has occurred and is continuing, payments of such Distributor's Allocable Portion of the distribution fee will continue to be made to or at the direction of such Distributor notwithstanding either the termination of such agreement with such Distributor, the termination of the role of such Distributor as Distributor hereunder or the termination of this Plan.

     (c)  Financing. Any Manager for each of the Funds, may use its investment
          ---------
advisory fee for purposes that may be deemed to be directly or indirectly related to the distribution of Shares. To the extent that such uses might be considered to constitute the direct or indirect financing of activities primarily intended to result in the sale of Shares, such uses are expressly authorized under the Plan.

     (d)  Recording of Payments. Each Fund will record all payments made under
          ---------------------
the distribution plan as expenses in the calculation of its net investment income. The amount of distribution expenses incurred by the Distributor that may be paid pursuant to the plan in future periods will not be incurred as a liability, unless the standards for accrual of a liability under generally accepted accounting principles have been satisfied. Such distribution expenses will be recorded as an expense in future periods as they are paid by a Fund.

Section 3. Shareholder Services and Fee.

     (a)  Shareholder Services Annual Fee. The Trust is authorized to pay to a
          -------------------------------
Distributor a fee, calculated daily and paid monthly in arrears, for the shareholder services that are described in paragraph (b) of this Section 3 and that are provided by such Distributor to one or more of the Funds. The aggregate fee paid to all Distributors under this Section 3 for shareholder services to any Fund shall not be greater than the annual rate specified for such Fund on Schedule B attached hereto.
----------

     (b)  Shareholder Services. In addition to the distribution services set
          --------------------
forth in Section 2(a) above, a Distributor may provide shareholder services to accounts of the Shares of one or more of the Funds, including but not limited to the following: telephone service to shareholders, including the acceptance of telephone inquiries and transaction requests; acceptance and processing of written correspondence, new account applications and subsequent purchases by check; mailing of confirmations, statements and tax forms directly to shareholders; and acceptance of payment for trades by check, Federal Reserve wire or Automated Clearing House payment. In addition, a Distributor may perform or supervise the performance by others of other shareholder services in connection with the operations of such Fund(s) with respect to its Shares, as agreed from time to time.

Section 4. Approvals

     (a)  Shareholder Approval. This Plan will not take effect, and no fee will
          --------------------
be payable under any distribution agreement related to this Plan, with respect to the Shares of a particular Fund until this Plan has been approved by a vote of at least a majority of the outstanding Shares of that Fund. This Plan will be deemed to have been approved with respect to the Shares of a Fund so long as a majority of the outstanding Shares of that Fund votes for the approval of this Plan, notwithstanding that: (i) the Plan has not been approved by a majority of the outstanding voting securities of any other class of shares of that Fund or any other Fund or (ii) the Plan has not been approved by a majority of the outstanding voting securities of the Trust in the aggregate.

     (b)  Trustees' Approval. Neither this Plan nor any distribution agreement
          ------------------
related to this Plan will take effect with respect to the Shares of any Fund until approved by a majority vote of both (i) the full Board of Trustees of the Trust and (ii) those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purposes of voting on the Plan or the related agreements.

Section 5. Continuance of the Plan.

     This Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Trust's Board of Trustees in the manner described in Section 4 above.

Section 6. Termination.

     (a)  Termination. This Plan may be terminated at any time with respect to
          -----------
the Shares of any Fund by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding Shares of such Fund. This Plan may remain in effect for the Shares of any particular Fund even if the Plan has been terminated in accordance with this Section 6 for the Shares of one or more other Funds.

     (b) Complete Termination. A Complete Termination of this Plan for the
         --------------------
Shares of a Fund shall occur only if and only so long as this Plan is terminated for such Shares and following such termination, no distribution fees are imposed either on such Shares of such Fund or on any "Similar Class" of shares of such Fund. For purposes of determining whether any termination of this Plan for the Shares of a Fund is a Complete Termination, a Similar Class" is any class of shares of such Fund that has a sales load structure substantially similar to that of the class for which this Plan was terminated taking into account the total sales load borne directly or indirectly by holders of such class of shares including commissions paid directly by such holders to brokers on issuance of shares of such class, asset based sales charges paid by the Fund and allocated to shares of such class, contingent deferred sales charges payable by holders of shares of such class, installment or deferred sales charges payable by holders of shares of such class, and similar charges borne directly or indirectly by holders of shares of such class. A class of shares would not be considered substantially similar to the B and S classes of shares if (i) a front end sales charge is paid by the purchaser; or (ii)(A) the shares are purchased at net asset value, (B) any commission paid up front to any selling agent(s) does not exceed 1.0% of the purchase amount, (C) the period during which any contingent deferred sales charge applies does not exceed 12 months from the purchase date, and (I)) there is no other sales load feature borne directly or indirectly by holders of such class of shares.

Section 7. Amendments.

     The Plan may not be amended with respect to the Shares of a Fund so as to increase materially the amount of the fee set forth on Schedule A with respect
                                                       ----------
to the Shares of such Fund, unless the amendment is approved by a vote of at least a majority of the outstanding Shares of such Fund. No material amendment to this Plan may be made unless approved by the Trust's Board of Trustees in the manner described in Section 4(b) above.

Section 8. Selection of Certain Trustees.

     While the Plan is in effect, the selection and nomination of the Trust's Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

Section 9. Written Reports.

     In each year during which the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to the Plan or any related agreement will prepare and furnish to the Trust Board of Trustees, and the Board will review, at least quarterly, written reports, complying with the requirements of Rule 12b-1, which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

Section 10. Preservation of Materials.

     The Trust will preserve copies of the Plan, any agreement referring to the Plan and any report made pursuant to Section 9 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

Section 11. Meanings of Certain Terms.

     As used in the Plan, the terms (a) "interested persons" and (b) "majority of the outstanding" voting securities or Shares will be deemed to have the same meaning that those terms have under the Act and the rules and regulations under the Act, subject to any exemption that may be granted to the Trust under the Act by the Securities and Exchange Commission.

Section 12. Limitation of Liability.

     The execution of the Plan by an officer of the Trust has been authorized by both the Trust's Board of Trustees and the sole shareholder of the Shares of each Fund. As provided in the Trust's Declaration of Trust as of September 19, 1997, as amended from time to time (the "Trust Agreement."), in undertaking those actions, the officer, the Board of Trustees and the sole shareholder have each acted on behalf of the Trust. In addition, as provided in the Trust Agreement, the obligations imposed under the Plan with respect to each Fund are binding only upon the assets and property allocated to the Shares of such Fund of the Trust and are not binding upon the officer executing the Plan, the Trust's Board of Trustees or the sole shareholder of the Shares of such Fund. The Trust Agreement is on file with the Secretary of the Commonwealth of Massachusetts.

                              THE COMPOSITE FUNDS
                           CLASS B DISTRIBUTION PLAN

                                                                      Schedule A
                                                                      ----------

                                                MAXIMUM ANNUAL DISTRIBUTION
                                                FEE (as a percentage of average
NAME OF FUND                                    daily net assets)
------------                                    -------------------------------

1.   Composite Bond & Stock Fund                                 0.75%

2.   Composite Growth & Income Fund                              0.75%

3.   Composite Northwest Fund                                    0.75%

4.   Composite Income Fund                                       0.75%

5.   Composite U.S. Government Securities Fund                   0.75%

6.   Composite Tax-Exempt Bond Fund                              0.75%

7.   Composite Money Market Fund                                 0.75%

8.   Composite Tax-Exempt Money
     Market Fund                                                 0.75%

                              THE COMPOSITE FUNDS
                           CLASS B DISTRIBUTION PLAN

                                                                      Schedule B
                                                                      ----------

                                                   MAXIMUM ANNUAL SHAREHOLDER
                                                   SERVICES FEE (as a percentage
NAME OF FUND                                       of average daily net assets)
------------                                       ----------------------------

1.   Composite Bond & Stock Fund                              0.25%

2.   Composite Growth & Income Fund                           0.25%

3.   Composite Northwest Fund                                 0.25%

4.   Composite Income Fund                                    0.25%

5.   Composite U.S. Government
     Securities Fund                                          0.25%

6.   Composite Tax-Exempt Bond Fund                           0.25%

7.   Composite Money Market Fund                              0.25%

8.   Composite Tax-Exempt Money
     Market Fund                                              0.25%

                                                                      APPENDIX E
                              PRO FORMA FEE TABLES


COMPOSITE BOND AND STOCK FUND, INC.

The purpose of the following table is to show expenses that a Composite Bond and Stock Fund, Inc. shareholder would bear directly or indirectly. Operating expenses are based on those experienced during the fiscal year ended October 31, 1996.

                                              Class A   Class B
Shareholder Transaction Expenses              Shares    Shares
                                              --------  --------

Maximum Sales Charge Imposed on Purchases     5.75%     None
(as a percentage of offering price)

Maximum Contingent Deferred Sales Charge      None*     5.00%
(as a percentage of purchase price or
redemption proceeds, whichever is lower)

Annual Fund Operating Expenses           Expenses based on
  (as a percentage of average net        fiscal year ended       Pro Forma
   assets)                                October 31, 1996        Expenses
                                         ------------------       --------

                                          Class A  Class B    Class A  Class B
                                          Shares   Shares      Shares  Shares
                                         --------  -------    -------- -------

Management Fees                            0.63%    0.63%       0.63%    0.63%
12b-1 Fees                                 0.22%    1.00%       0.25%    1.00%
Other Expenses                             0.13%    0.23%       0.13%    0.23%
                                           -----    -----       -----    -----
Total Fund Operating Expenses              0.98%    1.86%       1.01%    1.88%

Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent deferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Class A 12b-1 fees were .22% during the fiscal year ended October 31, 1996. The pro forma 12b-1 fees and total operating expenses shown above assume that the proposed distribution plan had been adopted at the beginning of the fiscal year ended October 31, 1996.

The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses remain at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.

Expenses assuming redemption at the end of each period:
     1 Year                                               $ 67  $ 59  $ 67  $ 59
     3 Years                                              $ 87  $ 88  $ 88  $ 88
     5 Years                                              $109  $111  $110  $111
     10 Years                                             $171  $195  $174  $196


Expenses assuming no redemption:
     1 Year                                               $ 67  $ 19  $ 67  $ 19
     3 Years                                              $ 87  $ 58  $ 88  $ 58
     5 Years                                              $109  $101  $110  $101
     10 Years                                             $171  $195  $174  $196

* Class B shares convert to Class A shares after eight years, because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year result in the imposition of the following year's contingent deferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers. The Class B conversation feature is designed to reduce the likelihood this will occur.


COMPOSITE GROWTH AND INCOME FUND, INC.

The purpose of the following table is to show expenses that a Composite Growth and Income Fund, Inc. shareholder would bear directly or indirectly. Operating expenses are based on those experienced during the fiscal year ended October 31, 1996.

                                             Class A   Class B
Shareholder Transaction Expenses              Shares    Shares
                                             --------  --------
Maximum Sales Charge Imposed on Purchases    5.75%     None
(as a percentage of offering price)

Maximum Contingent Deferred Sales Charge     None*     5.00%
(as a percentage of purchase price or
redemption proceeds, whichever is lower)

Annual Fund Operating Expenses           Expenses based on       Pro Forma
  (as a percentage of average net        fiscal year ended        Expenses
   assets)                                October 31, 1996    ----------------
                                         ------------------

                                         Class A  Class B     Class A  Class B
                                         Shares   Shares      Shares   Shares
                                         -------- ---------   ------- --------
Management Fees
12b-1 Fees                               0.63%    0.63%       0.63%   0.63%
                                         0.24%    1.00%       0.25%   1.00%
Other Expenses                           0.16%    0.31%       0.16%   0.31%
                                         -----    -----       -----   -----
Total Fund Operating Expenses            1.03%    1.94%       1.04%   1.94%


Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent deferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Class A 12b-1 fees were .24% during the fiscal year ended October 31, 1996. The pro forma 12b-1 fees and total operating expenses shown above assume that the proposed distribution plan had been adopted at the beginning of the fiscal year ended October 31, 1996.

The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses remain at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.

Expenses assuming redemption at the end of each period:
     1 Year                                               $ 67  $ 60  $ 67  $ 60
     3 Years                                              $ 88  $ 91  $ 89  $ 91
     5 Years                                              $111  $115  $112  $115
     10 Years                                             $176  $203  $177  $203


Expenses assuming no redemption:
     1 Year                                               $ 67  $ 20  $ 67  $ 20
     3 Years                                              $ 88  $ 61  $ 89  $ 61
     5 Years                                              $111  $105  $112  $105
     10 Years                                             $176  $203  $177  $203

* Class B shares convert to Class A shares after eight years, because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year result in the imposition of the following year's contingent deferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers. The Class B conversation feature is designed to reduce the likelihood this will occur.

COMPOSITE NORTHWEST FUND, INC.

The purpose of the following table is to show expenses that a Composite Northwest Fund, Inc. shareholder would bear directly or indirectly. Operating expenses are based on those experienced during the fiscal year ended October 31, 1996.


                                             Class A   Class B
Shareholder Transaction Expenses              Shares    Shares
                                             --------  --------
Maximum Sales Charge Imposed on Purchases    5.75%     None
(as a percentage of offering price)

Maximum Contingent Deferred Sales Charge     None*     5.00%
(as a percentage of purchase price or
redemption proceeds, whichever is lower)

Annual Fund Operating Expenses           Expenses based on       Pro Forma
  (as a percentage of average net        fiscal year ended        Expenses
   assets)                                October 31, 1996       ---------
                                         ------------------

                                         Class A  Class B     Class A  Class B
                                         Shares   Shares      Shares   Shares
                                         -------- -------     -------  -------

Management Fees                          0.54%    0.54%       0.63%    0.63%
12b-1 Fees                               0.21     1.00%       0.25%    1.00%
Other Expenses                           0.33     0.44%       0.33%    0.44%
                                         -----    -----       -----    -----
Total Fund Operating Expenses            1.08%    1.98%       1.21%    2.07%

Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent deferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Management fees were reduced from .63% to .54% and Class A 12b-1 fees totaled .21%. during the fiscal year ended October 31, 1996. The pro forma management fees 12b-1 fees and total operating expenses shown above assume that the expense reimbursement requirement had been eliminated and the proposed distribution plan had been adopted at the beginning of the fiscal year ended October 31, 1996.

The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses remain at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.

Expenses assuming redemption at the end of each period:
     1 Year                                               $ 68  $ 60  $ 69  $ 61
     3 Years                                              $ 90  $ 92  $ 94  $ 95
     5 Years                                              $114  $117  $121  $121
     10 Years                                             $182  $207  $196  $217


Expenses assuming no redemption:
     1 Year                                               $ 68  $ 20  $ 69  $ 21
     3 Years                                              $ 90  $ 62  $ 94  $ 65
     5 Years                                              $114  $107  $121  $111
     10 Years                                             $182  $206  $196  $217

* Class B shares convert to Class A shares after eight years, because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year result in the imposition of the following year's contingent deferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers. The Class B conversation feature is designed to reduce the likelihood this will occur.


COMPOSITE INCOME FUND, INC.

The purpose of the following table is to show expenses that a Composite Income Fund, Inc. shareholder would bear directly or indirectly. Operating expenses are based on those experienced during the fiscal year ended December 31, 1996.


                                             Class A   Class B
Shareholder Transaction Expenses              Shares    Shares
                                             --------  --------
Maximum Sales Charge Imposed on Purchases    5.75%     None
(as a percentage of offering price)

Maximum Contingent Deferred Sales Charge     None*     5.00%
(as a percentage of purchase price or
redemption proceeds, whichever is lower)

Annual Fund Operating Expenses           Expenses based on       Pro Forma
  (as a percentage of average net        fiscal year ended        Expenses
   assets)                               December 31, 1996        --------
                                         ------------------

                                         Class A  Class B     Class A  Class B
                                         Shares   Shares      Shares   Shares
                                         ------------------   ----------------
Management Fees
12b-1 Fees                               0.63%    0.63%       0.63%    0.63%
                                         0.17%    1.00%       0.25%    1.00%
Other Expenses                           0.25%    0.25%       0.25%    0.25%
                                         -----    -----       -----    -----
Total Fund Operating Expenses            1.05%    1.88%       1.13%    1.88%

Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent deferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Class A 12b-1 fees totaled .17% during the fiscal year ended December 31, 1996. The pro forma Class A 12b-1 fees and total operating expenses shown above assume that the proposed distribution plan had been adopted at the beginning of the fiscal year ended December 31, 1996.

The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses remain at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.

Expenses assuming redemption at the end of each period:
     1 Year                                               $ 68  $ 59  $ 68  $ 59
     3 Years                                              $ 89  $ 89  $ 91  $ 89
     5 Years                                              $113  $112  $117  $112
     10 Years                                             $178  $198  $187  $200


Expenses assuming no redemption:
     1 Year                                               $ 68  $ 19  $ 68  $ 19
     3 Years                                              $ 89  $ 59  $ 91  $ 59
     5 Years                                              $113  $102  $117  $102
     10 Years                                             $178  $198  $187  $200

* Class B shares convert to Class A shares after eight years, because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year result in the imposition of the following year's contingent deferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers. The Class B conversation feature is designed to reduce the likelihood this will occur.

COMPOSITE US GOVERNMENT SECURITIES, INC.

The purpose of the following table is to show expenses that a Composite US Government Securities, Inc. shareholder would bear directly or indirectly. Operating expenses are based on those experienced during the fiscal year ended December 31, 1996.


                                             Class A   Class B
Shareholder Transaction Expenses              Shares    Shares
                                             --------  --------
Maximum Sales Charge Imposed on Purchases    5.75%     None
(as a percentage of offering price)

Maximum Contingent Deferred Sales Charge     None*     5.00%
(as a percentage of purchase price or
redemption proceeds, whichever is lower)

Annual Fund Operating Expenses           Expenses based on       Pro Forma
  (as a percentage of average net        fiscal year ended        Expenses
   assets)                               December 31, 1996       ---------
                                         ------------------

                                         Class A  Class B     Class A  Class B
                                         Shares   Shares      Shares   Shares
                                         -------- ---------   -------- -------

Management Fees                          0.63%    0.63%       0.63%    0.63%
12b-1 Fees                               0.16%    1.00%       0.25%    1.00%
Other Expenses                           0.20%    0.22%       0.20%    0.22%
                                         -----    -----       -----    -----
Fund Operating Expenses                  0.99%    1.85%       1.08%    1.85%

Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent deferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Class A 12b-1 fees totaled .16% during the fiscal year ended December 31, 1996. The pro forma Class A 12b-1 fees and total operating expenses shown above assume that the proposed distribution plan had been adopted at the beginning of the fiscal year ended December 31, 1996.

The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses remain at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.

Expenses assuming redemption at the end of each period:
     1 Year                                                $67   $59   $68   $59
     3 Years                                               $87   $88   $90   $88
     5 Years                                              $109  $111  $114  $111
     10 Years                                             $172  $194  $182  $197


Expenses assuming no redemption:
     1 Year                                                $67   $19   $68   $19
     3 Years                                               $87   $58   $90   $58
     5 Years                                              $109  $101  $114  $101
     10 Years                                             $172  $194  $182  $197

* Class B shares convert to Class A shares after eight years, because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year result in the imposition of the following year's contingent deferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers. The Class B conversation feature is designed to reduce the likelihood this will occur.


COMPOSITE TAX-EXEMPT BOND FUND, INC.

The purpose of the following table is to show expenses that a Composite Tax-Exempt Bond Fund, Inc. shareholder would bear directly or indirectly. Operating expenses are based on those experienced during the fiscal year ended December 31, 1996.


                                             Class A   Class B
Shareholder Transaction Expenses              Shares    Shares
                                             --------  --------
Maximum Sales Charge Imposed on Purchases    5.75%     None
(as a percentage of offering price)

Maximum Contingent Deferred Sales Charge     None*     5.00%
(as a percentage of purchase price or
redemption proceeds, whichever is lower)


Annual Fund Operating Expenses           Expenses based on       Pro Forma
  (as a percentage of average net        fiscal year ended        Expenses
   assets)                               December 31, 1996       ---------
                                         ------------------

                                         Class A  Class B     Class A  Class B
                                         Shares   Shares      Shares   Shares
                                         -------- ---------   ------- --------
Management Fees
12b-1 Fees                               0.50%    0.50%       0.50%   0.50%
                                         0.17%    1.00%       0.25%   1.00%
Other Expenses                           0.10%    0.14%       0.10%   0.14%
                                         -----    -----       -----   -----
Total Fund Operating Expenses            0.77%    1.64%       0.85%   1.64%


Sales charge waivers are available for Class A and Class B shares and reduced sales charge purchase plans are available for Class A shares. Class A shares purchased without an initial sales charge may be subject to a contingent deferred sale charge up to 1% if redeemed within two years of purchase. The 5% Class B contingent deferred charge declines to 0% after six years. Class A 12b-1 fees totaled .17% during the fiscal year ended December 31, 1996. The pro forma Class A 12b-1 fees and total operating expenses shown above assume that the proposed distribution plan had been adopted at the beginning of the fiscal year ended December 31, 1996.

The following expenses are those that a shareholder would pay assuming a $1,000 investment, a 5% annual rate of return and that the Fund's expenses remain at the levels shown in the above table. The 5% figure is mandated by the Securities and Exchange Commission for comparative purposes. The example is not meant to state actual or expected expenses or rates of return, which may be greater or less than shown.

Expenses assuming redemption at the end of each period:
     1 Year                                               $ 65  $ 57  $ 66  $ 57
     3 Years                                              $ 81  $ 82  $ 83  $ 82
     5 Years                                              $ 98  $110  $102  $100
     10 Years                                             $147  $171  $156  $173


Expenses assuming no redemption:
     1 Year                                               $ 65  $ 17  $ 66  $ 17
     3 Years                                              $ 81  $ 52  $ 83  $ 52
     5 Years                                              $ 98  $ 90  $102  $ 90
     10 Years                                             $147  $171  $156  $173

* Class B shares convert to Class A shares after eight years, because of that, years nine and ten reflect Class A expenses. Redemption at the end of a full year result in the imposition of the following year's contingent deferred sales charge. Because of the on-going nature of 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers. The Class B conversation feature is designed to reduce the likelihood this will occur.

                      ______________________________ FUND
                    A FUND IN THE COMPOSITE GROUP OF FUNDS
                    PROXY SOLICITED BY THE BOARD DIRECTORS
                PROXY FOR JOINT SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER __, 1997


     The undersigned hereby appoints William G. Papesh, Monte D. Calvin and John
T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Joint Special Meeting ("the Meeting") of Shareholders of the Fund
indicated above to be held at [    ] on December __, 1997 at [   ] p.m. (Pacific
time), and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.



                                              NOTE: Please sign exactly as your
                                              name appears on this proxy card.
                                              All joint owners should sign. When
                                              signing as executor, administer,
                                              attorney, trustee or guardian or
                                              as custodian for a minor, please
                                              give full title as such. If a
                                              corporation, please sign in full
                                              corporate name and indicate the
                                              signer's office. If a partner,
                                              sign in the partnership name.

                                              ---------------------------------
                                              Signature



                                              ---------------------------------
                                              Signature (if held jointly)




                                              ---------------------------------
                                              Date

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR all
                                                                        ---
Proposals.

  1. Proposals to approve the Reorganization     For     Against     Abstain
     of the Fund named on the reverse side
     of this card as a series of a
     Massachusetts business trust, as            [ ]       [ ]         [ ]
     described in the Proxy Statement and the relevant Agreement and Plan of
     Reorganization.

  2. Proposal to elect thirteen Directors of   For electing all    Withhold
     the Fund. The nominees for Director       nominees            authority to
     are: David E. Anderson, Wayne L.          (except as          vote for all
     Attwood, M.D., Arthur H. Bernstein,       marked to the       nominees
     Kristianne Blake, Edmond R. Davis,        contrary below)
     John W. English, Anne V. Farrell,
     Michael K. Murphy, Alfred E. Osborne,       [ ]                 [ ]
     Jr., William G. Papesh, Daniel
     Pavelich, Jay Rockey, and Richard C.
     Yancey.

     To withhold authority to vote for one or more of the nominees, write those nominees' names below:

     ----------------------------------------------

     To direct cumulative voting among some or all of the nominees, write those nominees' names and cumulative votes distributed to each below:

     ----------------------------------------------

  3. Proposal to authorize election of         For electing all    Withhold
     thirteen Trustees of the Trust. The       nominees            authority to
     nominees are the same as those listed     (except as          vote for all
     in Proposal 2 above.                      marked to the       nominees
                                               contrary below)

                                                 [ ]                  [ ]

                                       2

    To withhold authority to vote for one or more of the nominees, write those nominees' names below:

    -----------------------------

4.  Proposal to approve Investment Management           For    Against   Abstain
    Agreement for the Fund and to authorize approval
    of Investment Management Agreement for the          [ ]       [ ]      [ ]
    New Fund, as described in the Proxy Statement.

5.  Proposal to approve amended Class A Distribution    For    Against   Abstain
    Plan/restated Class B Distribution Plan of the
    Fund and to authorize approval of Class A           [ ]       [ ]      [ ]
    Distribution Plan/Class B Distribution Plan of the
    New Fund, as described in the Proxy Statement.

6.  Proposal to approve amendments to the               For    Against   Abstain
    fundamental investment restrictions of the Fund,
    as described in the Proxy Statement.                [ ]       [ ]      [ ]

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


                                       3